                                                                     PROSPECTUS

                           PRIVATE INVESTMENT CLASS
                                    OF THE
                            CASH RESERVE PORTFOLIO
                                      OF
                           TAX-FREE INVESTMENTS CO.
                         11 GREENWAY PLAZA, SUITE 1919
                           HOUSTON, TEXAS 77046-1173
                                (800) 877-7748

                               ----------------

  The Private Investment Class of the Cash Reserve Portfolio of Tax-Free Investments Co. (the "Company") is designed to be a convenient vehicle in which customers of banks, certain broker-dealers and other institutions can invest in a diversified, open-end money market fund which is exempt from federal income taxes.

  Pursuant to this Prospectus, the Company offers one class of shares which represents interests in the Cash Reserve Portfolio. Shares of the Institutional Class of the Cash Reserve Portfolio are offered pursuant to a separate prospectus. The Cash Reserve Portfolio is a "money market fund," the investment objective of which is the generation of as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality, short-term municipal obligations. The Cash Reserve Portfolio attempts to maintain a constant net asset value of $1.00 per share. No assurance can be given that such a net asset value can be maintained.

  This Prospectus relates solely to the Private Investment Class of the Cash Reserve Portfolio.

                               ----------------

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE  COMMISSION OR ANY STATE SECURITIES COMMISSION NOR  HAS THE
     SECURITIES   AND  EXCHANGE  COMMISSION   OR  ANY   STATE  SECURITIES
       COMMISSION  PASSED  UPON  THE   ACCURACY  OR  ADEQUACY  OF  THIS
         PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
           OFFENSE.

                               ----------------

  THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW ABOUT THE COMPANY AND THE SHARES PRIOR TO INVESTING AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION DATED JULY 29, 1997 HAS BEEN FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY INCORPORATED BY REFERENCE. FOR A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO FUND MANAGEMENT COMPANY AT P.O. BOX 4333, HOUSTON, TEXAS 77210-4333 OR CALL (800) 877-7748. THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE COMPANY.

  SHARES OF THE CASH RESERVE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE CASH RESERVE PORTFOLIO'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE CASH RESERVE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE CASH RESERVE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                     PROSPECTUS DATED: JULY 29, 1997

                               TABLE OF CONTENTS

                             PAGE                                      PAGE
                             ----                                      ----
SUMMARY.....................   2           DIVIDENDS..................  11
TABLE OF FEES AND EXPENSES..   4           TAXES......................  12
FINANCIAL HIGHLIGHTS........   5           NET ASSET VALUE............  13
SUITABILITY FOR INVESTORS...   5           YIELD INFORMATION..........  13
INVESTMENT PROGRAM..........   5           REPORTS TO SHAREHOLDERS....  14
PURCHASE OF SHARES..........   9           MANAGEMENT OF THE COMPANY..  14
REDEMPTION OF SHARES........  10           GENERAL INFORMATION........  17

                                    SUMMARY

THE COMPANY AND ITS INVESTMENT OBJECTIVE

  The Company is an open-end, diversified, series management investment company with one portfolio, the Cash Reserve Portfolio (the "Portfolio"). Pursuant to this Prospectus, the Company offers one class of shares of the Portfolio, known as the Private Investment Class (the "Class"). Shares of such Class represent an interest in the Portfolio. The investment objective of the Portfolio is the generation of as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality, short-term municipal obligations. The Portfolio attempts to maintain a constant net asset value of $1.00 per share. No assurance can be given that such a net asset value can be maintained.

  The Portfolio currently offers two classes of shares, the Institutional Cash Reserve Shares and the Class. Shares of the Institutional Cash Reserve Shares are offered pursuant to a separate prospectus.

  Because the Company declares dividends on a daily basis, shares of each class of the Portfolio are expected to have the same net asset value (proportionate interest in the net assets of the Portfolio) and bear equally the expenses, such as the advisory fee, of the Portfolio as a whole. Both classes of the Portfolio share a common investment objective and portfolio of investments. However, the classes have different shareholder qualifications, and are separately allocated certain class expenses, such as those associated with the distribution of their shares. Therefore, each class will have a different dividend payment and a different yield.

INVESTORS IN THE COMPANY

  The Class is designed to be a convenient vehicle in which customers of banks, certain broker-dealers and other institutions can invest in a diversified, open-end money market fund, the income from which is exempt from federal income taxes.

PURCHASE OF SHARES

  Shares of the Portfolio are sold at net asset value. The minimum initial investment in the shares of the Class is $10,000. There is no minimum amount for subsequent investments. Payment for shares purchased must be in funds immediately available to the Company. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemptions may be made without charge at net asset value. Payment for redeemed shares for which redemption orders are received prior to 12:00 noon Eastern Time will normally be made on the same day. See "Redemption of Shares."

DIVIDENDS

  The net income of the Portfolio is declared as a dividend daily to shareholders of record immediately after 3:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Class. Information concerning the amount of the dividends declared on any particular day will normally be available by 4:00 p.m. Eastern Time on that day. See "Dividends."

CONSTANT NET ASSET VALUE

  The Company uses the amortized cost method of valuing the securities held by the Portfolio and rounds the per share net asset value to the nearest whole cent. Accordingly, the net asset value per share of the Portfolio will normally remain constant at $1.00; however, no assurance can be given that such a net asset value can be maintained. See "Net Asset Value."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as the Company's investment advisor and receives a fee based on the Portfolio's average daily net assets. During the fiscal year ended March 31, 1997, the Company paid AIM advisory fees which represented 0.16% of the average net assets of the Portfolio. During such fiscal year, those expenses of the Company (relating exclusively to the Portfolio) which were borne by the Class, including fees paid to AIM, amounted to 0.45% of the Class' average net assets. For the fiscal year ended March 31, 1997, AIM waived a portion of its fees from the Company with respect to the Portfolio. Had AIM not waived its fee, AIM would have received an amount from the Company pursuant to the Investment Advisory Agreement with respect to the Portfolio which represented 0.22% of the Portfolio's average daily net assets. AIM is primarily engaged in the business of acting as manager or advisor to investment companies. See "Management of the Company--Investment Advisor."

DISTRIBUTOR AND DISTRIBUTION PLAN

  Fund Management Company ("FMC") acts as the exclusive distributor of the shares of the Class. Pursuant to a Distribution Plan (the "Plan") adopted by the Company pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Class, the Company may pay up to 0.50% of the Portfolio's average net asset value attributable to the shares of the Class to FMC and/or to certain broker-dealers or other financial institutions. Of this amount, up to 0.25% may be for continuing personal services to shareholders provided by broker-dealers or institutions and the balance would be deemed an asset-based sales charge. See "Purchase of Shares" and "Distribution Plan."

SPECIAL CONSIDERATIONS

  The Portfolio may invest in repurchase agreements on a temporary basis or for defensive purposes. Accordingly, an investment in the shares of the Class may entail somewhat different risks from an investment in an investment company that does not engage in such investment practices. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Investment Program."

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and aimfunds.com and Invest With Discipline are service marks of A I M Management Group Inc.

                          TABLE OF FEES AND EXPENSES

                                                                   PRIVATE
                                                                 INVESTMENT
                                                              CLASS OF THE CASH
                                                              RESERVE PORTFOLIO
                                                              -----------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on purchases (as a percentage of
  offering price)............................................       None
 Maximum sales load on reinvested dividends (as a percentage
  of offering price).........................................       None
 Deferred sales load (as a percentage of original purchase
  price or redemption proceeds, as applicable)...............       None
 Redemption fees (as a percentage of amount redeemed, if
  applicable)................................................       None
 Exchange fees...............................................       None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS) (AFTER WAIVERS AND
  EXPENSE REIMBURSEMENTS)
 Management fees (after fee waivers).........................       0.16%
 12b-1 Fees (after fee waivers)..............................       0.25%
 Other expenses (after expense reimbursements)...............       0.04%
                                                                    ----
 Total fund operating expenses (after fee waivers and expense
  reimbursements)............................................       0.45%
                                                                    ====


  The purpose of the foregoing table is designed to help an investor understand the various costs and expenses that an investor in the shares of the Class will bear directly or indirectly. If management fees were not being waived and other expenses were not being reimbursed, management fees, 12b-1 fees, and other expenses would be 0.22%, 0.50% and 0.11%, respectively, of the average net assets of the shares of the Class and total fund operating expenses would have been 0.83%. The 12b-1 fees have been restated to reflect current fee waivers. A beneficial holder of shares of the Class should also consider the effect of any account fees charged by the financial institution managing his or her account.

EXAMPLE

  An investor in the Class would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                                    PRIVATE
                                                                  INVESTMENT
                                                               CLASS OF THE CASH
                                                               RESERVE PORTFOLIO
                                                               -----------------
   1 year.....................................................        $ 5
   3 years....................................................        $14
   5 years....................................................        $25
  10 years....................................................        $57

  THE EXAMPLE SHOWN IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE PERFORMANCE AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  Shown below are the per share income and capital changes for a share of the Class outstanding during the fiscal years ended March 31, 1997, 1996, 1995, 1994 and 1993. The following information has been derived from financial statements audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements and the related notes appears in the Statement of Additional Information.

                                  1997        1996     1995     1994     1993
                                 -------     -------  -------  -------  ------
Net asset value, beginning of
 period......................... $  1.00     $  1.00  $  1.00  $  1.00  $ 1.00
Income from investment
 operations:
 Net investment income..........    0.03        0.03     0.03     0.02    0.02
Less distributions:
 Dividends from net investment
  income........................   (0.03)      (0.03)   (0.03)   (0.02)  (0.02)
                                 -------     -------  -------  -------  ------
Net asset value, end of period.. $  1.00       $1.00  $  1.00  $  1.00  $ 1.00
                                 =======     =======  =======  =======  ======
Total return....................    3.07%       3.41%    2.80%    2.07%   2.43%
                                 =======     =======  =======  =======  ======
Ratios/supplemental data:
 Net assets, end of period (000s
  omitted)...................... $37,544     $35,139  $29,286  $16,601  $9,593
                                 =======     =======  =======  =======  ======
 Ratio of expenses to average
  net assets(a).................    0.45%(b)    0.45%    0.45%    0.45%   0.45%
                                 =======     =======  =======  =======  ======
 Ratio of net investment income
  to average net assets(c)......    3.02%(b)    3.35%    2.89%    2.05%   2.22%
                                 =======     =======  =======  =======  ======

--------

(a) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waivers and/or expense reimbursements were 0.83%, 0.76%, 1.17%, 1.15% and 1.40% (annualized), respectively, for the periods 1997-1993.

(b) Ratios are based on average net assets of $33,882,675.

(c) After waiver of fees and/or expense reimbursements. Ratios of net investment income to average net assets prior to waivers and/or expense reimbursements were 2.65%, 3.04%, 2.17%, 1.35% and 1.28% (annualized), respectively, for the periods 1997-1993.

                           SUITABILITY FOR INVESTORS

  The Class is intended for use primarily by customers of banks, certain broker-dealers and other institutions who seek a convenient and economical vehicle in which to invest in an open-end, diversified money market fund, the income from which is exempt from federal income taxes. The minimum initial investment is $10,000.

                              INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is to generate as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality, short-term municipal obligations. This objective will not be changed without the approval of a majority of the Portfolio's outstanding shares (within the meaning of the 1940
Act).
  There can be no assurance that the Portfolio will achieve its investment objective.

MUNICIPAL SECURITIES

  "Municipal Securities" include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the lending of such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. As used in this Prospectus and its related Statement of Additional Information, interest which is "tax-exempt" or "exempt from federal income taxes" means interest on Municipal Securities which is excluded from gross income for federal income tax purposes, and which does not give rise to a federal alternative minimum tax liability. See "Tax Matters" herein and in the Statement of Additional Information.

INVESTMENT POLICIES

  Except where noted, the investment policies stated below are not fundamental and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the following investment policies becomes effective. Policies which are noted as fundamental may be changed only with the approval of the shareholders of the Portfolio.

QUALITY STANDARDS

  The policies set forth below with respect to quality standards are fundamental and may be changed only with shareholder approval. The quality standards apply at the time of purchase of a security. Since the Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio and effect its share price. Information concerning the ratings criteria of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") and certain other nationally recognized statistical ratings organizations ("NRSROs") appears in the Statement of Additional Information.

  The Portfolio will limit its purchases of Municipal Securities to those which are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by the Portfolio's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards.

MATURITIES

  The policies set forth below with respect to maturities are non-fundamental and may be changed without shareholder approval.

  Consistent with its objective of stability of principal, the Portfolio attempts to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with Rule 2a-7, as amended from time to time. Accordingly, the Portfolio invests only in Municipal Securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less.

  The maturity of a security held by the Portfolio is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or are subject to demand features or that are subject to repurchase agreements are deemed to have maturities shorter than their stated maturities.

VARIABLE OR FLOATING RATE INSTRUMENTS

  The Portfolio may invest in Municipal Securities which have variable or floating interest rates which are readjusted periodically. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations.

  Many Municipal Securities with variable or floating interest rates purchased by the Portfolio are subject to payment of principal and accrued interest (usually within seven days) on the Portfolio's demand. The terms of such demand instruments require payment of principal and accrued interest from the issuer, a guarantor and/or a liquidity provider. Frequently such obligations include letters of credit or other credit support arrangements provided by financial institutions. All variable or floating rate instruments will meet the quality standards of the Portfolio. The Company's investment advisor will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Portfolio.

SYNTHETIC MUNICIPAL INSTRUMENTS

  AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. Synthetic municipal instruments (sometimes referred to as "derivative municipal instruments") are securities the value of and return on which are derived from underlying securities. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Portfolio may invest involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Portfolio. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. Synthetic municipal instruments typically are created by a bank, broker-dealer or other financial institution ("Sponsor"). Typically, a portion of the interest paid on the Underlying Bonds which exceeds the interest paid to the certificate holders is paid to the Sponsor or other investors. For further information regarding specific types of synthetic municipal instruments in which the Portfolio may invest see the Statement of Additional Information.

  All such instruments must meet the minimum quality standards required for the Portfolio's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Portfolio, AIM considers the creditworthiness of the issuer of the Underlying Bonds, the Sponsor and the party providing certificate holders with a conditional right to sell (put) their certificates at stated times and prices. Typically, a certificate holder cannot exercise its put upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional put feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

  The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Portfolio on certain synthetic municipal instruments would be deemed to be taxable. The Portfolio relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

INVESTMENT RESTRICTIONS

  The Portfolio's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The most significant of these restrictions provide that the Portfolio will not:

    (1) with respect to 75% of its total assets, purchase securities of any issuer (except obligations of the U.S. Government, its agencies or instrumentalities, including any Municipal Securities guaranteed by the U.S. Government) if as a result of such purchase more than 5% of the Portfolio's total net assets would be invested in securities of such issuer, and except as permitted by Rule 2a-7 of the 1940 Act as amended from time to time and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

    (2) purchase any securities which would cause more than 25% of the value of the Portfolio's total net assets at the time of such purchase to be invested in: (i) securities of one or more issuers conducting their principal activities in the same state, (ii) securities, the interest on which is paid from revenues of projects with similar characteristics, or
  (iii) industrial development bonds issued by issuers in the same industry; provided that there is no limit with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, certificates of deposit and guarantees of Municipal Securities by banks; or

    (3) invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

  The foregoing restrictions are matters of fundamental policy and may not be changed without shareholder approval.

  In addition to the restrictions set forth above, the Company must also comply with the requirements of Rule 2a-7 under the 1940 Act, which governs the operations of money market funds and may be more restrictive. A description of further investment restrictions applicable to the Portfolio is contained in the Statement of Additional Information.

OTHER CONSIDERATIONS

  The ability of the Portfolio to achieve its investment objectives depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Portfolio to meet their obligations for the payment of interest and principal when due. The securities in which the Portfolio invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. The net asset value of the shares of the Class will normally remain constant at $1.00 per share (although there can be no assurance that such net asset value will not change).

                              PURCHASE OF SHARES

  Shares of the Class are sold on a continuing basis at their net asset value next determined after an order has been received by the Company. As discussed below, the Fund reserves the right to reject any purchase order. Although no sales charges are imposed in connection with the purchase of shares of the Class, banks or other institutions may charge recordkeeping, account maintenance or other fees to their customers, and beneficial holders of shares of the Portfolio should consult with such institutions to obtain a schedule of such fees. In order to maximize its income, the Portfolio attempts to remain as fully invested as practicable. Accordingly, in order to be accepted for execution, purchase orders must be submitted to and received by A I M Institutional Fund Services, Inc. (the "Transfer Agent" or "AIFS") prior to 12:00 noon Eastern Time on a business day of the Company, which means any day on which commercial banks are open for business. It is expected that commercial banks will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays for New Year's Day, Martin Luther King
Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. Following the initial investment, subsequent purchases of shares of the class may also be made via AIM LINK--Registered Trademark-- Remote, a personal computer application product. The Portfolio reserves the right to change the time for which purchase orders for shares of the Class must be submitted to and received by AIFS for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  Shares of the Class are sold primarily to customers of banks, certain broker-dealers and other institutions (individually, "Institution," or collectively, "Institutions"). Individuals, corporations, partnerships and other businesses that maintain qualified accounts at an Institution may invest in shares of the Class. Each institution will render administrative support services to its customers who are the beneficial owners of the shares of the Class. Such services include, among other things, establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions in shares of the Class; providing periodic statements showing a client's account balance in shares of the Class; distribution of Company proxy statements, annual reports and other communications to shareholders whose accounts are serviced by the Institution; and such other services as the Company may reasonably request. Institutions will be required to certify to the Company that they comply with applicable state law regarding registration as broker-dealers, or that they are exempt from such registration.

  Prior to the initial purchase of shares, an Account Application, which can be obtained from AIFS, must be completed and sent to AIFS, P.O. Box 4333, Houston, Texas 77210-4333. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to AIFS. An investor must open a Company account through an Institution in accordance with procedures established by such Institution. The minimum initial investment in shares of the Class is $10,000, and there is no minimum amount of subsequent purchases of shares by an Institution on behalf of its customers.

  An Institution may have a "sweep" program under which a portion of a customer's account with such Institution may be automatically invested in the Class. An investor who proposes to open a Company account with an Institution should consult with a representative of such Institution to obtain a description of the rules governing such an account. A statement with regard to the customer's investment in the Class is supplied to the customer periodically, and confirmations of all transactions for the account of the customer are provided by the Institution to the client promptly upon request. In addition, each customer is sent proxies, periodic reports and other information from the Institution with regard to the customer's shares of the Class. The customer's shares of the Class are fully assignable and subject to encumbrance by the customer.

  An investor may terminate his relationship with an Institution at any time, in which case an account in the investor's name will be established directly with the Company and the investor will become a shareholder of record. In such case, however, the investor will not be able to purchase additional shares of the Class directly, except through reinvestment of dividends and distributions.

  All agreements which relate to a customer's account with an Institution are with the Institution.

  An order for the purchase of shares of the Class is placed by the investor with the Institution. The Institution is responsible for the prompt transmission of the order to the Company. The Portfolio is normally required to make immediate settlement in federal funds (member bank deposits with a Federal Reserve Bank) for portfolio securities purchased. Accordingly, payment for shares of the Class purchased by Institutions on behalf of their clients must be in federal funds. If an investor's order to purchase shares of the Class is paid for other than in federal funds, the Institution, acting on behalf of the investor, completes the conversion into federal funds (which may take two business days), or itself advances federal funds prior to conversion, and promptly transmits the order and payment in the form of federal funds to AIFS.

  Subject to the conditions stated above and to the Company's right to reject any purchase order, orders will be accepted (i) when payment for shares of the Class purchased is received by The Bank of New York, the Company's custodian bank in the form described above and notice of such order is provided to the Transfer Agent (ii) at the time the order is placed, if the Company is assured of payment. Shares purchased by orders which are accepted prior to 12:00 noon Eastern Time will earn the dividend declared on the date of purchase.

  Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received in respect of an order which is not accepted by the Company and any funds received for which an order has not been received will be returned to the sending Institution.

  The Company reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                             REDEMPTION OF SHARES

  A shareholder may redeem any or all of his or her shares of the Class at the net asset value next determined after receipt of the redemption request in proper form by the Company. Redemption requests with respect to the Class may also be made via AIM LINK--Registered Trademark-- Remote. Normally, the net asset value per share of the Portfolio will remain constant at $1.00 per share. See "Net Asset Value" below. Redemption requests with respect to shares of the Class are normally made through a customer's Institution.

  Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in the Institution's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received by AIFS prior to 12:00 noon Eastern Time on a business day of the Portfolio, the redemption will be effected at the net asset value next determined on such day and the shares of the Class to be redeemed will not receive the dividend declared on the day the request is received. If a redemption request is received by AIFS after 12:00 noon Eastern Time or on other than a business day of the Portfolio, the redemption will be effected at the net asset value of the Portfolio determined as of 12:00 noon Eastern Time on the next business day of the Portfolio, and the proceeds of such redemption will normally be wired on that day. The Portfolio reserves the right to change the time for which redemption requests must be submitted to and received by AIFS for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Company. The authorized signature on the notice must be guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Portfolio or AIFS.

  Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmation promptly after the transaction.

  Payment for shares redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 may be made by check mailed within seven days after receipt of the redemption request in proper form. The Company may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Company's best interest to do so.

  The shares of the Class are not redeemable at the option of the Company unless the Board of Directors of the Company determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Company.

                                   DIVIDENDS

  Dividends from the net investment income (not including any net short-term gains) earned by the Portfolio are declared daily to shareholders of record as of 3:00 p.m. Eastern Time on the day of declaration. Net investment income for dividend purposes is determined daily as of 3:00 p.m. Eastern Time. Although realized gains and losses on the assets of the Portfolio are reflected in the net asset value of the Portfolio, they are not expected to be of an amount which would affect the Portfolio's net asset value of $1.00 per share for purposes of purchases and redemptions. See "Net Asset Value." Distributions from net realized capital gains (including net short-term gains) are normally distributed annually. See "Taxes." The Company does not expect to realize any long-term capital gains or losses in the Portfolio.

  All dividends declared during a month will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends automatically reinvested in additional full and fractional shares of the Portfolio at the net asset value of such shares as of 12:00 noon Eastern Time on the last business day of the month. Such election, or any revocation thereof, must be made in writing by the Institution to AIFS, P.O. Box 4333, Houston, TX 77210-4333 and will become effective with dividends paid after its receipt by AIFS. If a shareholder redeems all the shares in his account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

  The dividend accrued and paid for each class of the Portfolio will consist of: (a) interest accrued and original issue discount earned less amortization of premiums if any, for the Portfolio, the allocation of which is based upon each such class' pro rata share of the total shares outstanding, less (b) Company expenses accrued for the applicable dividend period, such as custodian fees and accounting expenses, based upon each such class' pro rata share of the net assets of the Portfolio, less (c) expenses directly attributable to each class that are accrued for the applicable dividend period, such as distribution expenses, if any.

  The Company uses its best efforts to maintain the net asset value per share of the Portfolio at $1.00 for purposes of sales and redemptions. See "Net Asset Value." Should the Company incur or anticipate any unusual expense, loss or depreciation which could adversely affect the income or net asset value of the Portfolio, the Company's Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, under such unusual circumstances the Board of Directors might reduce or suspend the daily dividend in order to prevent to the extent possible the net asset value per share of the Portfolio from being reduced below $1.00. Thus, such expenses, losses or depreciation may result in a shareholder receiving no dividends for the period during which shares of the Class were held and cause such a shareholder to receive upon redemption a price per share lower than the shareholder's original cost.

                                     TAXES

  The Portfolio has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Portfolio qualifies for this tax treatment, it will not be subject to federal income taxes on amounts distributed to shareholders.

  Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Portfolio may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences. The Portfolio intends to avoid investment in those Municipal Securities where the interest thereon will constitute an item of tax preference, and therefore which could give rise to a federal alternative minimum tax liability. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statement of Additional Information.

  The Portfolio may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. Unless otherwise required by Treasury regulations, the percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends declared during that year. These percentages may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains (capital gain dividends), whether received in cash or additional shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Portfolio to pay exempt-interest dividends would be adversely affected.

  Shareholders will be advised annually as to the federal income tax status of distributions made during the year. Shareholders are advised to consult with their tax advisors concerning the impact of the Code on their investments in the Portfolio, and concerning the application of state, local and foreign taxes to investments in the Portfolio, which may differ significantly from the federal income tax consequences described above.

  Foreign persons who file a United States tax return after December 31, 1996 for a U.S. Tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or AIFS.

                                NET ASSET VALUE

  The net asset value per share (or share price) of the Portfolio is determined as of 12:00 noon Eastern Time on each "business day of the Company," as previously defined. It is calculated by subtracting the Portfolio's liabilities from its total assets and by dividing the result by the total number of shares outstanding in the Portfolio, and rounding such per share net asset value to the nearest whole cent. The determination of the Portfolio's net asset value is made in accordance with generally accepted accounting principles. Among other items, the Portfolio's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not yet received.

  Securities held by the Portfolio are valued on the basis of amortized cost pursuant to rules promulgated by the United States Securities and Exchange Commission (the "SEC") applicable to money market funds. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the security were sold. During such periods, the daily yield on shares of the Portfolio computed as described in "Purchases and Redemptions--Yield Information" in the Statement of Additional Information may differ somewhat from an identical computation made by an investment company with identical investments utilizing available indications as to market value to value its portfolio securities.

                               YIELD INFORMATION

  Yield information for the shares of the Class can be obtained by calling the Company at (800) 877-7748. Yields will vary from time to time and past results are not necessarily indicative of future results. Accordingly, the yield information for the shares of the Class may not provide a basis for comparison with investments which pay fixed rates of interest for a stated period of time, with other investments or with investment companies which use a different method of calculating performance. Yield is a function of the type and quality of a Portfolio's investments, a Portfolio's maturity and the operating expense ratio of the Classes and a Portfolio. A SHAREHOLDER'S INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY INSTITUTION. THESE FACTORS SHOULD BE CAREFULLY CONSIDERED BY THE INVESTOR BEFORE MAKING AN INVESTMENT IN THE PORTFOLIO.

  Comparative performance information using data from the industry publications may be used from time to time in advertising or marketing the shares of the Class.

  The yield of the Class calculated as described below, will fluctuate from day to day. Calculations of yield will take into account the total income received by the Portfolio, including taxable income, if any; however, the Portfolio intends to invest its assets so that one hundred percent (100%) of its annual interest income will be tax-exempt. To the extent that different classes of shares bear different expenses, the yield of such classes can be expected to vary. To the extent that Institutions charge fees in connection with services provided in conjunction with the Portfolio, the yield will be lower for those beneficial owners paying such fees.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of advisory or distribution fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfolio's yield and total return.

  The current yield, effective yield (which assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized current yield for the period) and tax equivalent yield for the Class are calculated according to a formula prescribed by the SEC. See "Performance Information" in the Statement of Additional Information. For the seven-day period ended March 31, 1997, the current and effective yield for the Class were 3.04% and 3.09%, respectively.

                            REPORTS TO SHAREHOLDERS

  The Company furnishes shareholders with semi-annual reports containing information about the Company and its operations, including a list of the investments held in the Portfolio's financial statements. The annual financial statements are audited by the Company's independent auditors. The Board of Directors has selected KPMG Peat Marwick LLP, 700 Louisiana, NationsBank Building, Houston, Texas 77002, as the Company's independent auditors to audit the Company's financial statements and review the Portfolio's tax returns.

                           MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

  The overall management of the business and affairs of the Company is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Company, on behalf of the Portfolio, and persons or companies furnishing services to the Company, including agreements with the Company's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Company are delegated to the Company's officers and to AIM, subject always to the objective and policies of the Company and to the general supervision of the Company's Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect, wholly owned subsidiary of AMVESCAP plc, a publicly-traded holding company that, through its subsidiaries, engages in the financial services business on an international basis. Information concerning the Board of Directors may be found in the Statement of Additional Information.

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the investment advisor for the Portfolio pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997 (the "Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises 53 investment company portfolios. As of July 15, 1997, the total assets of the investment company portfolios managed or advised by AIM and its subsidiaries were approximately $76 billion. Pursuant to the terms of the Agreement, AIM manages the investment of the Portfolio's assets. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Portfolio. AIM shall not be liable to the Company or to its shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the 1940 Act. Certain of the directors and officers of AIM are also directors or executive officers of the Company.

  Pursuant to the Agreement, AIM is paid a fee from the Company with respect to the Portfolio calculated at the annual rate of 0.25% of the first $500 million of the Portfolio's average daily net assets plus 0.20% of such Portfolio's average daily net assets in excess of $500 million.

  For the fiscal year ended March 31, 1997, AIM was paid fees from the Company with respect to the Portfolio which represented 0.16% of the Portfolio's average net assets. During such fiscal year, those expenses of the Company (relating exclusively to the Portfolio) which were borne by the Class, including fees paid to AIM, amounted to 0.45% of the Class' average net assets. For the fiscal year ended March 31, 1997, AIM waived a portion of its fees from the Company with respect to the Portfolio. Had AIM not waived its fee, AIM would have received an amount from the Company pursuant to the Agreement with respect to the Portfolio which represented 0.22% of the Portfolio's average daily net assets. AIM also reimbursed the Company for expenses of $23,000 with respect to the Class for the year ended March 31, 1997.

  The Company pays or causes to be paid all expenses of the Company which are not borne by its distributor or AIM. See the Statement of Additional Information for a detailed description of these other charges.

DISTRIBUTOR

  The Company has entered into a distribution agreement dated as of February 28, 1997 (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the exclusive distributor of the shares of the Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Mail addressed to FMC should be sent to P.O. Box 4333, Houston, Texas 77210-4333. Certain directors and officers of the Company are affiliated with FMC and AIM Management. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Company either directly or through other broker-dealers. FMC is the distributor of several of the mutual funds managed or advised by AIM.

  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to financial institutions who sell a minimum dollar amount of the shares of the Private Investment Class during a specific period of time. In some instances, these incentives may be offered only to certain Institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.05% of the net asset value of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares in the Class or the amount received as proceeds from such sales. Sales of shares of the Class may not be used to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

DISTRIBUTION PLAN

  The Company has adopted the Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class. The Plan provides that the Company may incur expenses in connection with the distribution of the shares of the Class of up to 0.50% on an annualized basis of the average daily net assets of the shares of the Class. Such amounts may be expended when and if authorized by the Board of Directors and may be used to finance such distribution-related services as expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, costs of administering the Plan and payment of service fees to certain Institutions. The Plan provides for payment of a service fee to Institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class, in amounts of up to 0.25% of the average net assets of the Class attributable to the Institutions. Payments to Institutions in excess of such amount and payments to FMC would be characterized as an asset-based sales charge pursuant to the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to the Class. The Plan does not obligate the Company to reimburse FMC for the actual expenses FMC may incur in fulfilling its obligations under the Plan on behalf of the Class. Thus, under the Plan, even if FMC's actual expenses exceed the fee payable to FMC thereunder at any given time, the Company will not be obligated to pay more than that fee. If FMC's expenses are less than the fee it receives, FMC will retain the full amount of the fee.

  FMC is a wholly owned subsidiary of AIM, an indirect wholly owned subsidiary of AMVESCAP plc. Both Charles T. Bauer, a Director and Chairman of the Company and Robert H. Graham, a Director and President of the Company, own shares of AMVESCAP plc.

  The Plan requires the officers of the Company to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors will review these reports in connection with their decisions with respect to the Plan.

  As required by Rule 12b-1 under the 1940 Act, the Plan was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on May 13, 1997. In approving the Plan in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plan would benefit the Company and the holders of the shares of the Class.

  The Plan became effective on May 1, 1992 and unless sooner terminated in accordance with its terms, shall continue in effect for each year thereafter as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors. On May 13, 1997, the Board of Directors, including the Qualified Directors, voted to continue the Plan until June 30, 1998.

  The Plan may be terminated by a vote of a majority of the Qualified Directors, or by a vote of a majority of the holders of the outstanding voting securities of the Class. Any change in the Plan that would increase materially the distribution expenses paid by the Class requires shareholder approval; otherwise the Plan may be amended by the Board of Directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  AIM is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolio may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the execution and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Portfolio's investment program. Certain research services furnished by dealers may be useful to AIM with clients other than the Portfolio. Similarly, research services received by AIM through placement of Portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Portfolio.

FEE WAIVERS

  In order to increase the yield to investors, AIM or its affiliates may from time to time waive or reduce its advisory or distribution fees while retaining the right to be reimbursed for such fees prior to the end of each fiscal year. Fee waivers or reductions, other than those set forth in the Agreement, may be rescinded at any time without further notice to investors. AIM has agreed, however, to provide the Board of Directors with 60 days' notice prior to terminating the current voluntary fee waiver described below.

  AIM has voluntarily agreed to reduce its advisory fee from the Portfolio to the extent necessary so that the amount of ordinary expenses of the Institutional Cash Reserve Shares (excluding interest, taxes, brokerage commissions, directors' fees, extraordinary expenses and federal registration fees) paid or incurred by the Institutional Cash Reserve Shares does not exceed 0.20% of the Institutional Cash Reserve Shares' average daily net assets. As a result, AIM's advisory fee on the Class is reduced in the same proportion as the Institutional Cash Reserve Shares. For the year ended March 31, 1997, AIM reduced its fees from the Portfolio by $625,513. AIM also assumed expenses of $23,000 on the Class during the same period.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

  The Company was originally incorporated in Maryland on January 24, 1977, but had no operations prior to March 21, 1983. Effective August 30, 1985, the Company was reorganized as a Massachusetts business trust and, effective May 1, 1992, it was reorganized as a Maryland corporation. The Company currently offers shares of one portfolio, the Portfolio, which has two classes. All shares of the Company have equal rights with respect to voting, except that the holders of shares of a particular class will have the exclusive right to vote on matters pertaining solely to that class. For example, holders of shares of a particular class will have the exclusive right to vote on any matter, such as distribution arrangements, which relates solely to such class. In the event of liquidation or termination of the Company, holders of shares of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the Portfolio, less (b) the liabilities of the Company attributable to the respective class of the Portfolio allocated between the two classes thereof based on the respective liquidation value of the class. Fractional shares of the Class have the same rights as full shares to the extent of their proportionate interest.

  There will not normally be annual shareholders' meetings. Shareholders may remove directors from office by votes cast at a meeting of shareholders or by written consent, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

  There are no preemptive or conversion rights applicable to any of the Company's shares. The Company's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional classes or series of the Company without shareholder approval.

  As of July 15, 1997, The Bank of New York, through its separate accounts, owned more than 25 percent of the shares of the Private Investment Class, and, therefore could be deemed to "control" such Class, as that term is defined in the 1940 Act.

TRANSFER AGENT AND CUSTODIAN

  A I M Institutional Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer agent for the Class offered pursuant to this Prospectus. The Bank of New York, 90 Washington Street, 11th floor, New York, New York 10286, acts as custodian for the Company's portfolio securities and cash for the Class offered pursuant to this Prospectus.

LEGAL MATTERS

  The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the Company, and has passed upon the legality of the shares of the Portfolio offered by this Prospectus.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to an investor's Institution, or to the Company at P.O. Box 4333, Houston, Texas 77210-4333, or may be made by calling (800) 877-7748.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Company prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Company or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

INVESTMENT ADVISOR
A I M ADVISORS, INC.
                                          TAX-FREE
11 Greenway Plaza, Suite 100              INVESTMENTS CO.
Houston, Texas 77046-1173                 (TFIC)
(713) 626-1919


DISTRIBUTOR                               PRIVATE
FUND MANAGEMENT COMPANY                   INVESTMENT CLASS
                                          OF THE
11 Greenway Plaza, Suite 100              -------------------------------------
Houston, Texas 77046-1173                 CASH RESERVE               PROSPECTUS
(800) 877-7748                            PORTFOLIO


AUDITORS
KPMG PEAT MARWICK LLP                                        JULY 29, 1997
700 Louisiana
NationsBank Building
Houston, Texas 77002                      [Logo Appears Here]
                                          Fund Management Company

CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286

TRANSFER AGENT
A I M INSTITUTIONAL FUND SERVICES, INC.
P.O. Box 4333
Houston, Texas 77210-4333

NO PERSON HAS BEEN AUTHORIZED TO
GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN
THIS PROSPECTUS IN CONNECTION WITH
THE OFFERING MADE BY THIS
PROSPECTUS, AND IF GIVEN OR MADE,
SUCH INFORMATION OR REPRESENTATIONS
MUST NOT BE RELIED UPON AS HAVING
BEEN AUTHORIZED BY THE FUND OR THE
DISTRIBUTOR. THIS PROSPECTUS DOES
NOT CONSTITUTE AN OFFER IN ANY
JURISDICTION TO ANY PERSON TO WHOM
SUCH OFFERING MAY NOT LAWFULLY BE
MADE.

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION



                            PRIVATE INVESTMENT CLASS

                                     OF THE

                             CASH RESERVE PORTFOLIO

                                       OF

                            TAX-FREE INVESTMENTS CO.

                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (800) 877-7748



                            ----------------------



         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
             IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS,
                                COPIES OF WHICH
                           MAY BE OBTAINED BY WRITING
                    FUND MANAGEMENT COMPANY, P.O. BOX 4333,
                           HOUSTON, TEXAS 77210-4333
                           OR CALLING (800) 877-7748



                            ----------------------



           STATEMENT OF ADDITIONAL INFORMATION DATED:  JULY 29, 1997
                RELATING TO THE PROSPECTUS DATED:  JULY 29, 1997

                               TABLE OF CONTENTS

                                                              Page
                                                              ----

INTRODUCTION..................................................  1

GENERAL INFORMATION ABOUT THE COMPANY.........................  1
  The Company and its Shares..................................  1
  Directors and Officers......................................  2
  Remuneration of Directors...................................  6
  AIM Funds Retirement Plan for Eligible Directors/Trustees...  7
  Deferred Compensation Agreements............................  8
  The Investment Advisor......................................  9
  Expenses.................................................... 10
  Transfer Agent and Custodian................................ 11
  Reports..................................................... 11
  Sub-Accounting.............................................. 11
  Principal Holders of Securities............................. 12

SHARE PURCHASES AND REDEMPTIONS............................... 13
  Purchases and Redemptions................................... 13
  Net Asset Value Determination............................... 14
  The Distribution Agreement.................................. 15
  Distribution Plan........................................... 15

PERFORMANCE INFORMATION....................................... 17

INVESTMENT PROGRAM AND RESTRICTIONS........................... 18
  Investment Program.......................................... 18
  Municipal Securities........................................ 18
  Investment Ratings.......................................... 19
  When-Issued Securities and Delayed Delivery Transactions.... 24
  Variable or Floating Rate Instruments....................... 24
  Synthetic Municipal Instruments............................. 25
  Investment Restrictions..................................... 25

PORTFOLIO TRANSACTIONS........................................ 26

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS...................... 28
  Dividends and Distributions................................. 28
  Tax Matters................................................. 28
  Qualification as a Regulated Investment Company............. 28
  Excise Tax on Regulated Investment Companies................ 29
  Distributions............................................... 30
  Foreign Shareholders........................................ 31
  Effect of Future Legislation; Local Tax Considerations...... 31

FINANCIAL STATEMENTS.......................................... FS

                                  INTRODUCTION

     Tax-Free Investments Co. (the "Company") is a mutual fund organized with one portfolio, the Cash Reserve Portfolio, which has two classes of shares. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors with certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus dated July 29, 1997. Copies of the Prospectus and additional copies of the Statement of Additional Information may be obtained without charge by writing the principal distributor of the Company's shares, Fund Management Company ("FMC"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling (800) 877-7748. Investors must receive a Prospectus before they invest.

     This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Company and the Private Investment Class of the Cash Reserve Portfolio (the "Class"). Some of the information required to be in this Statement of Additional Information is also included in the current Prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                     GENERAL INFORMATION ABOUT THE COMPANY

THE COMPANY AND ITS SHARES

     The Company is an open-end, diversified, series, management investment company initially organized as a corporation under the laws of the State of Maryland on January 24, 1977. The Company was reorganized as a business trust under the laws of The Commonwealth of Massachusetts on August 30, 1985 and was reorganized as a Maryland corporation on May 1, 1992. Shares of common stock of the Company are redeemable at the net asset value thereof at the option of the shareholder or at the option of the Company in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult the Prospectus under the captions "General Information" and "Redemption of Shares."

     The Company offers shares of one portfolio, the Cash Reserve Portfolio (referred to as the "Portfolio"). This Statement of Additional Information and the Prospectus referred to above relate solely to the Class.

     As used in the Prospectus, the term "majority of the outstanding shares" of the Company, the Portfolio or a particular class means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, the Portfolio or such class present at a meeting of the Company's shareholders, if the holders of more than 50% of the outstanding shares of the Company, the Portfolio or such class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, the Portfolio or such class.

     Shareholders of the Portfolio do not have cumulative voting rights, and therefore the holders of a majority of a quorum of the outstanding shares of the Portfolio voting together for election of directors may elect all of the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any members of the Board of Directors of the Company.

     The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

     The Articles of Incorporation permit the directors to issue 6,000,000,000 shares of common stock at $.001 par value. A share of the Portfolio represents an equal proportionate interest in the Portfolio with each other share of the Portfolio and is entitled to a proportionate interest in the dividends and distributions with respect to its class. Additional information concerning the rights of share ownership is set forth in the Prospectus.

     The assets received by the Company for the issue or sale of shares of each class relating to a Portfolio and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, constitute the underlying assets of that Portfolio. The underlying assets of the Portfolio are segregated and are charged with the expenses with respect to the Portfolio. See "Expenses."

     The Articles of Incorporation further provide that the directors will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Articles of Incorporation protects a director against any liability to which a director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Articles of Incorporation provide for indemnification by the Company of the directors and the officers of the Company except with respect to any matter as to which any such person did not act in good faith and in the reasonable belief that his action was in or not opposed to the best interests of the Company. Such person may not be indemnified against any liability to the Company or the Company's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Articles of Incorporation also authorize the purchase of liability insurance on behalf of the Company's directors and officers.

     As described in the Prospectus, the Company will not normally hold annual shareholders' meetings. A special meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Company. At such time as less than a majority of the directors have been elected by the shareholders, the directors then in office will call a shareholders' meeting for the election of directors. In addition, directors may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Company and filed with the Company's transfer agent or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Company has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the directors shall continue to hold office and may appoint their successors.

DIRECTORS AND OFFICERS

     The directors and executive officers of the Company and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each director and executive officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

                                  POSITIONS HELD
    NAME, ADDRESS AND AGE        WITH REGISTRANT            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
============================================================================================================
*CHARLES T. BAUER (78)          Director and        Chairman of the Board of Directors, A I M
11 Greenway Plaza, Suite 100    Chairman            Management Group Inc.; A I M Advisors, Inc., A I M
Houston, TX 77046                                   Capital Management, Inc., A I M Distributors, Inc.,
                                                    A I M Fund Services, Inc., A I M Institutional Fund
                                                    Services, Inc. and Fund Management Company; and
                                                    Vice Chairman and Director, AMVESCAP plc.
 ------------------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT (53)          Director            Director, ACE Limited (insurance company).
906 Frome Lane                                      Formerly, Director, President and Chief Executive
McLean, VA 22102                                    Officer, COMSAT Corporation and Chairman, Board
                                                    of Governors of INTELSAT (international
                                                    communications company).
 ------------------------------------------------------------------------------------------------------------
OWEN DALY II (72)               Director            Director, Cortland Trust Inc. (investment company).
Six Blythewood Road                                 Formerly, Director, CF & I Steel Corp., Monumental
Baltimore, MD 21210                                 Life Insurance Company and Monumental General
                                                    Insurance Company; and Chairman of the Board of
                                                    Equitable Bancorporation.
------------------------------------------------------------------------------------------------------------
JACK FIELDS (45)                Director            Formerly, Member of the U.S. House of
2607 Old Humble Road                                Representatives.
Humble, Texas 77396
------------------------------------------------------------------------------------------------------------
**CARL FRISCHLING (60)          Director            Partner, Kramer, Levin, Naftalis & Frankel (law firm).
919 Third Avenue                                    Director, ERD Waste, Inc. (waste management
New York, NY  10022                                 company), Aegis Consumer Finance (auto leasing
                                                    company) and Lazard Funds, Inc. (investment
                                                    companies).  Formerly, Partner, Reid & Priest (law
                                                    firm); and prior thereto, Partner, Spengler Carlson
                                                    Gubar Brodsky & Frischling (law firm).
------------------------------------------------------------------------------------------------------------
*ROBERT H. GRAHAM (50)          Director and        Director, President and Chief Executive Officer, A I M
11 Greenway Plaza, Suite 100    President           Management Group Inc.; Director and President,
Houston, TX 77046                                   A I M Advisors, Inc.; Director and Senior Vice
                                                    President, A I M Capital Management, Inc., A I M
                                                    Distributors, Inc.,  A I M Fund Services, Inc.,
                                                    A I M Institutional Fund Services, Inc. and Fund
                                                    Management Company; and Director, AMVESCAP
                                                    plc.
------------------------------------------------------------------------------------------------------------

--------------
* A director who is an "interested person" of the Company and A I M Advisors, Inc. as defined in the 1940 Act.
** A director who is an "interested person" of the Company as defined in the 1940 Act.

                                  POSITIONS HELD
    NAME, ADDRESS AND AGE        WITH REGISTRANT            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
============================================================================================================
JOHN F. KROEGER (72)            Director            Director, Flag Investors International Fund, Inc., Flag
37 Pippins Way                                      Investors Emerging Growth Fund, Inc., Flag
Morristown, NJ 07960                                Investors Telephone Income Fund, Inc., Flag
                                                    Investors Equity Partners Fund, Inc., Total Return
                                                    U.S. Treasury Fund, Inc., Flag Investors Intermediate
                                                    Term Income Fund, Inc., Managed Municipal Fund,
                                                    Inc., Flag Investors Value Builder Fund, Inc., Flag
                                                    Investors Maryland Intermediate Tax-Free Income
                                                    Fund, Inc., Flag Investors Real Estate Securities
                                                    Fund, Inc., Alex. Brown Cash Reserve Fund, Inc. and
                                                    North American Government Bond Fund, Inc.
                                                    (investment companies).  Formerly, Consultant,
                                                    Wendell & Stockel Associates, Inc. (consulting firm).
------------------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK (54)           Director            Attorney in private practice in Houston, Texas.
6363 Woodway, Suite 825
Houston, TX 77057
------------------------------------------------------------------------------------------------------------
IAN W. ROBINSON (74)            Director            Formerly, Executive Vice President and Chief
183 River Drive                                     Financial Officer, Bell Atlantic Management Services,
Tequesta, FL 33469                                  Inc. (provider of centralized management services to
                                                    telephone companies); Executive Vice President, Bell
                                                    Atlantic Corporation (parent of seven telephone
                                                    companies); and Vice President and Chief Financial
                                                    Officer, Bell Telephone Company of Pennsylvania
                                                    and Diamond State Telephone Company.
------------------------------------------------------------------------------------------------------------
LOUIS S. SKLAR (57)             Director            Executive Vice President, Development and
Transco Tower, 50th Floor                           Operations, Hines Interests Limited Partnership (real
2800 Post Oak Blvd.                                 estate development).
Houston, TX  77056
------------------------------------------------------------------------------------------------------------
***JOHN J. ARTHUR (52)          Senior Vice         Senior Vice President and Treasurer, A I M Advisors,
11 Greenway Plaza, Suite 100    President and       Inc.; Vice President and Treasurer, A I M
Houston, TX 77046               Treasurer           Management Group Inc., A I M Capital Management,
                                                    Inc., A I M Distributors, Inc., A I M Fund Services,
                                                    Inc., A I M Institutional Fund Services, Inc. and Fund
                                                    Management Company.
------------------------------------------------------------------------------------------------------------
GARY T. CRUM (49)               Senior Vice         Director and President, A I M Capital Management,
11 Greenway Plaza, Suite 100    President           Inc.; Director and Senior Vice President, A I M
Houston, TX 77046                                   Management Group Inc. and A I M Advisors, Inc.;
                                                    and Director, A I M Distributors, Inc. and AMVESCAP
                                                    plc.
------------------------------------------------------------------------------------------------------------

--------------
*** Mr. Arthur and Ms. Relihan are married to each other.

                                  POSITIONS HELD
    NAME, ADDRESS AND AGE        WITH REGISTRANT            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
============================================================================================================

***CAROL F. RELIHAN (42)        Senior Vice         Senior Vice President, General Counsel and
11 Greenway Plaza, Suite 100    President           Secretary, A I M Advisors, Inc.; Vice President,
Houston, TX 77046               and Secretary       General Counsel and Secretary, A I M Management
                                                    Group Inc.; Vice President and General Counsel,
                                                    Fund Management Company; and Vice President,
                                                    A I M Capital Management, Inc., A I M Distributors,
                                                    Inc., A I M Fund Services, Inc. and A I M Institutional
                                                    Fund Services, Inc.
------------------------------------------------------------------------------------------------------------
DANA R. SUTTON (38)             Vice President      Vice President and Fund Controller, A I M Advisors,
11 Greenway Plaza, Suite 100    and Assistant       Inc.; and Assistant Vice President and Assistant
Houston, TX 77046               Treasurer           Treasurer, Fund Management Company.
------------------------------------------------------------------------------------------------------------
STUART W. COCO (42)             Vice President      Senior Vice President, A I M Capital Management,
11 Greenway Plaza, Suite 100                        Inc.; and Vice President, A I M Advisors, Inc.
Houston, TX 77046
------------------------------------------------------------------------------------------------------------
MELVILLE B. COX (53)            Vice President      Vice President and Chief Compliance Officer, A I M
11 Greenway Plaza, Suite 100                        Advisors, Inc., A I M Capital Management, Inc., A I M
Houston, TX 77046                                   Distributors, Inc., A I M Fund Services, Inc., A I M
                                                    Institutional Fund Services, Inc. and Fund
                                                    Management Company.
------------------------------------------------------------------------------------------------------------
KAREN DUNN KELLEY (37)          Vice President      Senior Vice President, A I M Capital Management,
11 Greenway Plaza, Suite 100                        Inc.; and Vice President, A I M Advisors, Inc.
Houston, TX 77046
------------------------------------------------------------------------------------------------------------
J. ABBOTT SPRAGUE (42)          Vice President      Director, Fund Management Company; Director and
11 Greenway Plaza, Suite 100                        Senior Vice President, A I M Advisors, Inc. and
Houston, TX 77046                                   A I M Institutional Fund Services, Inc.; and Senior
                                                    Vice President, A I M Management Group Inc.
============================================================================================================

--------------
***  Mr. Arthur and Ms. Relihan are married to each other.


     The standing committees of the Board of Directors are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Fields, Frischling, Kroeger (Chairman), Pennock, Robinson and Sklar. The Audit Committee is responsible for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Company's fund accounting or its internal accounting controls, and for considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Fields, Frischling, Kroeger, Pennock, Robinson and Sklar. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

     The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Fields, Kroeger, Pennock (Chairman), Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

     All of the Company's directors also serve as directors or trustees of some or all of the other investment companies managed or advised by A I M Advisors, Inc. ("AIM") or distributed and administered by FMC. All of the Company's executive officers hold similar offices with some or all of such investment companies.

REMUNERATION OF DIRECTORS

     Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any committee thereof. Each director who is not also an officer of the Company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other regulated investment companies managed, administered or distributed by AIM or its affiliates (the "AIM Funds"). Each such director receives a fee, allocated among the AIM Funds for which he serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director of the Company:

===============================================================================================
                                                   RETIREMENT
                           AGGREGATE                BENEFITS                   TOTAL
                         COMPENSATION               ACCRUED                COMPENSATION
   DIRECTOR            FROM COMPANY(1)        BY ALL AIM FUNDS(2)      FROM ALL AIM FUNDS(3)
-----------------------------------------------------------------------------------------------
Charles T. Bauer                -0-                     -0-                       -0-
-----------------------------------------------------------------------------------------------
Bruce L. Crockett            $1,530                 $38,621                   $68,000
-----------------------------------------------------------------------------------------------
Owen Daly II                 $1,524                 $82,607                   $68,000
-----------------------------------------------------------------------------------------------
Jack Fields (4)              $   96                     -0-                       -0-
-----------------------------------------------------------------------------------------------
Carl Frischling              $1,530                 $56,683                   $68,000(5)
-----------------------------------------------------------------------------------------------
Robert H. Graham                -0-                     -0-                       -0-
-----------------------------------------------------------------------------------------------
John F. Kroeger              $1,471                 $83,654                   $66,000
-----------------------------------------------------------------------------------------------
Lewis F. Pennock             $1,497                 $33,702                   $67,000
-----------------------------------------------------------------------------------------------
Ian W. Robinson              $1,530                 $64,973                   $68,000
-----------------------------------------------------------------------------------------------
Louis S. Sklar               $1,495                 $47,593                   $66,500
===============================================================================================

--------------

(1) The total amount of compensation deferred by all Directors of the Company during the fiscal year ended March 31, 1997, including interest earned
    thereon, was $6,960.                   .

(2) During the fiscal year ended March 31, 1997, the total amount of expenses allocated to the Company in respect of such retirement benefits was $7,529. Data reflect compensation for the calendar year ended December 31, 1996.

(3) Each Director serves as a director or trustee of a total of 11 registered investment companies advised by AIM (comprised of 55 portfolios). Data reflects total compensation for the calendar year ended December 31, 1996.

(4) Mr. Fields did not serve as a Director during the calendar year ended December 31, 1996.

(5) See also page 9 regarding fees earned by Mr. Frischling's law firm.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not a employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) for the number of such Director's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.


     Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service as of March 31, 1997, for Messrs. Crockett, Daly, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar are 10, 10, 0, 19, 19, 15, 10 and 7 years, respectively.


                   ESTIMATED BENEFITS
                          UPON
                       RETIREMENT

                 Annual Retainer Paid By
                      All AIM Funds

                                      $80,000

Number of                   10        $60,000
Years of
Service with                 9        $54,000
the
AIM Funds                    8        $48,000

                             7        $42,000

                             6        $36,000

                             5        $30,000

DEFERRED COMPENSATION AGREEMENTS


     Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors elected to defer receipt of 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten
(10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

     As of December 31, 1996, the Portfolio paid legal fees of $7,203 for services rendered by Kramer, Levin, Naftalis & Frankel, formerly Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, as counsel to the Board of Directors. Carl Frischling, a member of that firm is a director of the Company.

THE INVESTMENT ADVISOR

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as investment advisor to the Portfolio pursuant to a Master Investment Advisory Agreement dated February 28, 1997 (the "Advisory Agreement"). AIM, which was organized in 1976, is the investment advisor or manager of 53 investment company portfolios. As of July 15, 1997, the total assets advised or managed by AIM or its subsidiaries were approximately $76 billion.

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP plc, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. All of the directors and certain of the officers of AIM are also executive officers of the Company and their affiliations are shown under "Directors and Officers." The address of each director and officer of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     FMC is a registered broker-dealer and wholly owned subsidiary of AIM. FMC acts as distributor of the shares of the Class.

     AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund, and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

     The Advisory Agreement provides that it will continue in effect from year to year only if such continuance is specifically approved at least annually by the Company's Board of Directors and by the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (the "Qualified Directors") by votes cast in person at a meeting called for such purpose. The Advisory Agreement was approved by the Company's Board of Directors (including the affirmative vote of all the Qualified Directors) on December 11, 1996. The Advisory Agreement was approved by the Portfolio's shareholders on February 7, 1997. The agreement became effective as of February 28, 1997 and provides that either party may terminate such agreement on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), and is the sole shareholder of the Portfolio's principal underwriter, FMC. AIM Management is an indirect wholly owned subsidiary of AMVESCAP plc, 11 Devonshire Square, London EC2M 4YR, United Kingdom.

     Pursuant to the terms of the Advisory Agreement, AIM: (a) supervises and manages all aspects of the Company's operations; (b) provides the Company with certain executive, administrative and clerical services as deemed advisable by the Board of Directors; (c) provides the Company with, or obtains for the Company, adequate office space and all necessary equipment and services, including telephone services, utilities, stationery supplies and similar items for the Company's principal office; (d) arranges, but does not pay for, the periodic updating of prospectuses and statements of additional information (and supplements thereto), proxy materials, tax returns, reports to the Company's shareholders and reports to and filings with the SEC and state Blue Sky authorities; (e) provides the Company's Board of Directors on a regular basis with financial reports and analyses of the Company's operations and the operation of comparable funds; (f) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Company and whether concerning the individual issuers whose securities are included in the Company's Portfolio; (g) determines which issuers and securities shall be represented in the Portfolio and regularly reports thereon to the Board of Directors; (h) formulates and implements continuing programs for purchases and sales of securities for the Portfolio; and (i) takes, on behalf of the Company, all actions which appear to the Company to be necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of portfolio securities. Any investment program undertaken by AIM will at all times be subject to the policies and control of the Board of Directors. AIM shall not be liable to the Company or its shareholders for any act or omission by AIM or for any loss sustained by the Company or its shareholders, except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the 1940 Act.

     As compensation for its advisory services under the Advisory Agreement, AIM receives a fee from the Company with respect to the Portfolio, calculated daily and paid monthly, at the annual rate of 0.25% of the first $500 million of the Portfolio's aggregate average daily net assets, plus 0.20% of the Portfolio's aggregate average daily net assets in excess of $500 million. For the fiscal years ended March 31, 1997, 1996 and 1995, the fees paid by the Company to AIM with respect to the Portfolio were $1,720,635, $1,819,232 and $1,824,453, respectively (after giving effect to fee waivers for the fiscal years ended March 31, 1997, 1996 and 1995 of $625,513, $690,397 and $659,533
respectively).

     In order to increase the yield to investors, AIM or FMC may, from time to time, waive or reduce its fee while retaining the right to be reimbursed prior to year end. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded, however, at any time without further notice to investors. The fee waivers currently in effect, are shown in the Prospectus.

EXPENSES

     AIM and FMC furnish, without cost to the Company, the services of the President, Secretary and one or more Vice Presidents of the Company and such other personnel as are required for the proper conduct of the Company's affairs and to carry out their obligations under the Advisory Agreement and the Distribution Agreement. AIM maintains, at its expense and without cost to the Company, a trading function in order to carry out its obligations to place orders for the purchase and sale of portfolio securities for the Company. FMC bears the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information distributed to existing shareholders) and any other promotional or sales literature used by FMC or furnished by FMC to purchasers or dealers in connection with the public offering of the shares of the Class.

     The Company pays, or causes to be paid, all other expenses of the Company, including, without limitation, the fees paid to AIM; the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents; brokers' commissions in connection with portfolio securities transactions of the Company; all taxes, including securities issuance and transfer taxes, and fees payable to federal, state or other governmental agencies; the costs and expenses of engraving or printing share certificates; all costs and expenses in connection with registration and maintenance of registration with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing proxy statements, reports to shareholders, prospectuses and statements of additional information of the Company and supplements thereto (except reports to shareholders and prospectuses distributed to potential shareholders of the Company which are paid for by FMC); expenses of shareholders' and directors' meetings; fees and travel expenses of directors or director members of any advisory board or committee; expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside pricing service; fees and expenses of legal counsel and of independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Company; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Company's operations unless otherwise explicitly assumed by AIM or FMC.

     The Company may also reimburse AIM for the costs of a principal financial officer and related personnel who may perform internal accounting functions for the Company. Such accounting functions consist primarily of regulatory, tax, shareholder and internal management reporting and calculation of the Portfolio's net asset value and the daily dividend for its two classes. The method of calculating such reimbursements must be approved annually, and the amounts paid will be reviewed periodically by the Board of Directors. For the fiscal years ended March 31, 1997, 1996 and 1995, AIM was reimbursed $70,077, $75,960 and $78,184, respectively, by the Portfolio with respect to the Institutional Cash Reserve Shares.

     Expenses of the Company which are not directly attributable to the operations of any class are pro-rated among the classes of the Company based upon the relative net assets of each class. Expenses of the Company which are directly attributable to a class are charged against the income available for distribution as dividends to such class.

TRANSFER AGENT AND CUSTODIAN

     A I M Institutional Fund Services, Inc. ("AIFS") serves as transfer agent and dividend disbursing agent for the shares of the Class and receives an annual fee from the Company for its services in such capacity in the amount of .009% of average daily net assets of the Company, payable monthly. Such compensation may be changed from time to time as is agreed to by AIFS. The address of AIFS is A I M Institutional Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Bank of New York ("BONY") acts as custodian for the Company's portfolio securities and cash. BONY receives such compensation from the Company for its services in such capacity as is agreed to from time to time by BONY and the Company. The address of BONY is 90 Washington Street, 11th Floor, New York, New York 10286.

REPORTS

     The Company furnishes shareholders with semi-annual reports containing information about the Company and its operations, including a schedule of investments held in the Company's Portfolios and its financial statements. The annual financial statements are audited by the Company's independent auditors. The Board of Directors has selected KPMG Peat Marwick LLP, 700 Louisiana, NationsBank Building, Houston, Texas 77002, as the independent auditors to audit the financial statements and review the tax returns of the Portfolio.


SUB-ACCOUNTING

     The Company and FMC have arranged for AIFS or the Portfolio to offer sub-accounting services to shareholders of the Class and to maintain information with respect to the underlying beneficial ownership of the shares. Investors who purchase shares of the Class for the account of others can make arrangements through the Company or FMC for these sub-accounting services. In addition, shareholders utilizing certain versions of AIM LINK--Registered Trademark-- Remote, a personal computer application software product, may receive sub-accounting services via such software.

PRINCIPAL HOLDERS OF SECURITIES

     The names and addresses of the holders of 5% or more of each class of the Company's shares are set forth below.

INSTITUTIONAL CASH RESERVE SHARES OF THE CASH RESERVE PORTFOLIO

     To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Institutional Cash Reserve Shares as of July 15, 1997, and the amount of outstanding shares held of record by such holders are set forth below:


      NAME AND ADDRESS                     PERCENT OWNED
      OF RECORD OWNER                        OF RECORD*
      ---------------                      -------------
NationsBank of Texas, N.A.                     22.41%
1401 Elm Street, 11th Floor
P.O. Box 831000
Dallas, TX 75283-1000

Liberty Bank and Trust Company of Tulsa         9.64%
P.O. Box 25848
Oklahoma City, OK 73125

Texas Commerce Bank                             7.24%
17 HCB 98
P.O. Box 2558
Houston, TX 77252-8098

Trust Company Bank                             10.30%
Center 3131
P.O. Box 105504
Atlanta, GA 30348

U.S. Bank of Oregon                             9.60%
555 Southwest Oak
Portland, OR 97204-1752

Frost National Bank of Texas                    6.88%
P.O. Box 1600
San Antonio, TX 78296

--------------
* The Company has no knowledge as to whether all or any portfolio of the shares owned of record only are also owned beneficially.

PRIVATE INVESTMENT CLASS OF THE CASH RESERVE PORTFOLIO

     To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Private Investment Class as of July 15, 1997 , and the amount of outstanding shares held of record by such holders are set forth below:


      NAME AND ADDRESS                    PERCENT OWNED
      OF RECORD OWNER                       OF RECORD*
      ---------------                     -------------
The Bank of New York                         53.27%**
4 Fisher Lane
White Plains, NY 10603

Cullen/Frost Discount Brokers                23.32%
P.O. Box 2358
San Antonio, TX 78299

Huntington Capital Corporation                7.03%
41 South High Street, 9th Floor
Columbus, OH 43287

Mark Twain Capital Market Grp.                9.93%
1345 Chestnut Street
FC1-1-9-49
Philadelphia, PA 19101

     As of July 15, 1997 , the directors and officers of the Company beneficially owned less than 1% of each class of shares of the Company.


                        SHARE PURCHASES AND REDEMPTIONS

PURCHASES AND REDEMPTIONS

     A complete description of the manner by which the shares may be purchased, redeemed or exchanged appears in the Prospectus under the heading "Purchase of Shares."

     The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order

--------------
* The Company has no knowledge as to whether all or any portfolio of the shares owned of record only are owned beneficially.

** A shareholder who holds more than 25% of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Company not reasonably practicable.

     A "business day of the Company" is any day on which commercial banks are open for business. The Company, however, reserves the right to change the time for which purchase and redemption requests must be submitted to the Company for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

NET ASSET VALUE DETERMINATION

     The net asset value of a share of the Portfolio is determined once daily as of the time shown in the Prospectus on each business day of the Company, as defined in the Prospectus. For the purpose of determining the price at which all shares of the Portfolio are issued and redeemed, the net asset value per share is calculated by: (a) valuing all securities and instruments of the Portfolio as set forth below; (b) adding other assets of the Portfolio, if any;
(c) deducting the liabilities of the Portfolio; (d) dividing the resulting amount by the number of shares outstanding of the Portfolio; and (e) rounding such per share net asset value to the nearest whole cent.

     The debt instruments held in the Portfolio are valued on the basis of amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Company would receive if it sold the entire portfolio.

     The valuation of the portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Portfolio is permitted in accordance with applicable rules and regulations of the SEC, which require the Company to adhere to certain conditions. The Portfolio is required pursuant to such rules to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of 397 days or less, and to invest only in securities determined by the Advisor, pursuant to guidelines established by the Board of Directors, to be "Eligible Securities" (as such term is defined in Rule 2a-7 under the 1940 Act) and to present minimal credit risk to the Company. The Company adheres to a policy of purchasing only "First Tier" securities (as such term is defined in Rule 2a-7 under the 1940 Act), which is a higher quality standard and more restrictive than required by such rules.

     The Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share at $1.00 as computed for the purpose of sales and redemptions. Such procedures include review of the portfolio holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Portfolio deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to purchasers or existing holders of any class of shares of the Portfolio. In the event the Board of Directors determines that such a deviation exists for any class of shares of the Portfolio, it will take such corrective action as the Board of Directors deems necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; the redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

THE DISTRIBUTION AGREEMENT

     The Company has entered into a distribution agreement dated as of February 28, 1997 (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the exclusive distributor of the shares of the Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Mail addressed to FMC should be sent to P.O. Box 4333, Houston, Texas 77210-4333. See "Directors and Officers" and "The Investment Advisor" for information as to the affiliation of certain directors and officers of the Company with FMC and AIM Management.

     The Distribution Agreement provides that FMC has the exclusive right to distribute shares either directly or through other broker-dealers. The Distribution Agreement also provides that, except as may otherwise be provided in a distribution plan pursuant to Rule 12b-1 adopted by the Company's Board of Directors, FMC will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Company and the costs of preparing and distributing any other supplemental sales literature. FMC has not undertaken to sell any specified number of shares.

     The Distribution Agreement will continue in effect until June 30, 1998 and from year to year thereafter, provided that it is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Company or FMC may terminate the Distribution Agreement on sixty days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

     FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the class during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus or payments or other consideration shall not exceed 0.05% of the net asset value of the shares of the class sold. Any such bonus or incentive programs will not change the price paid by investors for the purpose of shares or the amount received as proceeds from such sales. Dealers or institutions may not use sales of the shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

DISTRIBUTION PLAN

     The Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Class. The Plan applicable to the Portfolio provides that the Class may pay up to 0.50% per annum of the average daily net assets of the Portfolio as follows:

               (1) to FMC, as an asset-based sales charge, (2) as a service fee to certain banks ("Service Providers") who offer continuing personal shareholder services to their customers who invest in the shares of the class, and who have entered into Shareholder Service Agreements, and (3) as a service fee to certain broker-dealers and other financial institutions ("Institutions") who offer continuing personal shareholder services to their customers who invest in the shares of the class, and who have entered into Shareholder Service Agreements.

     Pursuant to the Plan, the Company may enter into Shareholder Service Agreements ("Service Agreements") with selected broker-dealers, banks, other financial institutions or their affiliates. Such firms may receive from the Portfolio compensation for servicing investors as beneficial owners of shares of the Class. These services may include among other things: (i) answering customer inquiries regarding the shares and the Portfolio; (ii) assisting customers in changing dividend options, account designations and addresses;
(iii) performing sub-accounting; (iv) establishing and maintaining shareholder accounts and records; (v) processing purchase and redemption transactions; (vi) automatic investment in shares of the class of customer cash account balances; (vii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by such firm; (viii) arranging for bank wires; and (ix) such other services as the Company may request on behalf of the shares of the class, to the extent such firms are permitted to engage in such services by applicable statute, rule or regulation.

     The Plan may only be used for the purposes specified above and as stated in the Plan. Expenses may not be carried over from year to year.

     The Plan requires the officers of the Company to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors shall review these reports in connection with their decisions with respect to the Plan.

     For the fiscal year ended March 31, 1997, $84,707 (or an amount equal to 0.25% of the average daily net assets of the Class) was paid to dealers and financial institutions pursuant to the Plan. In addition, for the fiscal year ended March 31, 1997, FMC received no compensation pursuant to the Plan.

     As required by Rule 12b-1 under the 1940 Act, the Plan was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on May 13, 1997. In approving the Plan in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Class and the holders of the shares.

     The Plan shall continue in effect until June 30, 1998. The Plan shall continue in effect thereafter as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

     FMC is a wholly owned subsidiary of AIM, an indirect wholly owned subsidiary of AMVESCAP plc. Charles T. Bauer, a Director and Chairman of the Company, owns shares of AMVESCAP plc and Robert H. Graham, a Director and President of the Company, also owns shares of AMVESCAP plc.

     The Plan may be terminated by vote of a majority of the Qualified Directors, or by vote of a majority of the holders of the outstanding voting securities of the Class. Any change in the Plan that would increase materially the distribution expenses paid by the Class requires shareholder approval; otherwise, the Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

     The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the Company and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to register as dealers pursuant to state law.

     The Plan complies with the Conduct Rules of the National Association of Securities Dealers, Inc. and provides for payment of a service fee to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class, in amounts of up to 0.25% of the average net assets of such class of the Portfolio attributable to the customers of such dealers or financial institutions. Payments to dealers and other financial institutions in excess of such amount and payments to FMC would be characterized as an asset-based sales charge pursuant to the amended Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to the class.


                            PERFORMANCE INFORMATION

     As stated under the caption "Yield Information" in the Prospectus, yield information for the shares of the class may be obtained by calling the Company at (800) 877-7748.

     Calculations of yield will take into account the total income received by the Portfolio, including taxable income, if any; however, the Company intends to invest its assets so that 100% of its annual interest income will be tax-exempt. To the extent that institutions charge fees in connection with services provided in conjunction with the Company, the yield will be lower for those beneficial owners paying such fees.

     The current yields quoted for the Class will be the net average annualized yield for an identified period, usually seven consecutive calendar days. Yields for the Class will be computed by assuming that an account was established with a single share (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that single Share Account for the period (which would include dividends accrued with respect to the share, and dividends declared on shares purchased with dividends accrued and paid, if any, but would not include any realized gains and losses or unrealized appreciation or depreciation) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of one percent. The Company may also furnish a quotation of effective yields for the Class that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yields for the period, which will be computed by compounding the unannualized current yields for the period by adding 1 to the unannualized current yields, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result.

     In addition, the Company may furnish a tax equivalent yield which is the rate an investor would have to earn from a fully taxable investment in order to equal the share's yield after taxes. Tax equivalent yields are calculated by dividing the share's yield by one minus the stated federal or combined federal and state tax rate (if only a portion of the share's yield was tax-exempt, only that portion is adjusted in the calculation).

     For the seven-day period ended March 31, 1997, the current and effective yield for the Class were 3.04% and 3.09%, respectively. Assuming a tax rate of 39.6% these yields for the Class on a tax-equivalent basis were 4.75% and 4.83%, respectively.

                      INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

     Information concerning the Portfolio's investment objective and fundamental and operating policies is set forth in the Prospectus. The principal features of the Portfolio's investment program and the primary risks associated with that investment program are also discussed in the Prospectus. There can be no assurance that the Portfolio will achieve its objective. The values of the securities in which the Portfolio invests fluctuate based upon interest rates, the financial stability of the issuer and market factors. The following is a more detailed description of the portfolio instruments eligible for purchase by the Portfolio, which augments the summary of the Portfolio's investment program which appears under the heading "Investment Program" in the Prospectus.

     As set forth in the Prospectus, the Portfolio will limit its purchases of Municipal Securities (as hereinafter defined) to "First Tier" securities, as such term is defined from time to time in Rule 2a-7 under the 1940 Act.

     Subsequent to its purchase by the Portfolio, an issue of Municipal Securities may cease to be a First Tier security. Subject to certain exceptions set forth in Rule 2a-7, such an event will not require the elimination of the security from the Portfolio, but AIM will consider such an event to be relevant in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings applied by an NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Company will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

     The Portfolio may, from time to time, invest in taxable short-term investments ("Temporary Investments") consisting of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements (instruments under which the seller agrees to repurchase the security at a specified time and price) relating thereto; commercial paper rated within the highest rating category by a recognized rating agency; and certificates of deposit of domestic banks with assets of $1.5 billion or more as of the date of their most recently published financial statements. The Portfolio may invest in Temporary Investments, for example, due to market conditions or pending the investment of proceeds from the sale of shares of the Portfolio or proceeds from the sale of Portfolio securities or in anticipation of redemptions. Although interest earned from such Temporary Investments will be taxable as ordinary income, the Portfolio intends to minimize taxable income through investment, when possible, on short-term tax-exempt securities, which may include shares of other investment companies whose dividends are tax-exempt. See "Investment Restrictions" for limitations on the Fund's ability to invest in repurchase agreements and in shares of other investment companies. It is a fundamental policy of the Company that the Portfolio's assets will be invested so that at least 80% of the Portfolio's income will be exempt from federal income taxes, and it is the Company's present intention (but it is not a fundamental policy) to invest the Portfolio's assets so that 100% of the Portfolio's annual interest income will be tax-exempt. Accordingly, the Portfolio may hold cash reserves pending the investment of such reserves in Municipal Securities.

MUNICIPAL SECURITIES

     "Municipal Securities" include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size and purpose of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters" in this Statement of Additional Information.

     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further categorized as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Portfolio's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities in the Portfolio will vary from time to time.

     For the purpose of the diversification requirements applicable to the Portfolio, the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision will be deemed to be the sole issuer. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and will be treated as an issue of such government or other agency unless the value of all securities issued or guaranteed by such government or other entity and owned by the Portfolio does not exceed 10% of the total assets of the Portfolio. Certain Municipal Securities may be secured by the guaranty or irrevocable letter of credit of a major banking institution, or the payment of principal and interest when due may be insured by an insurance company.

     The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, maturity of the obligation, and rating of the issue. The yield realized by holders of a class of a portfolio will be the yield realized by the portfolio on its investments reduced by the general expenses of the Company and those expenses attributable to such class. The market values of the Municipal Securities held by the Portfolio will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security the market value of such Municipal Security will generally decrease. Conversely, if yields on such Municipal Security decrease, the market value of such security will generally increase.

INVESTMENT RATINGS

     The following is a description of the factors underlying the tax-exempt debt ratings of Moody's, S&P and Fitch Investors Service, Inc. ("Fitch"):

                         MOODY'S MUNICIPAL BOND RATINGS

                                      Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

     Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in the Aa group when assigning ratings to: industrial development bonds; and bonds secured by either a letter of credit or bond insurance. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                              MOODY'S DUAL RATINGS

     In the case of securities with a demand feature, two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.


                        MOODY'S SHORT-TERM LOAN RATINGS

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (or MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature (i.e., a variable rate demand obligation or VRDO). Short-term ratings on issues with demand features may be differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates, and payment relying on external liquidity. Additionally, the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     A VMIG rating may be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.


                                  MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.


                        MOODY'S COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

     Moody's employs the following two designations, each judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

                                    PRIME-1

     Issuers (or related supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                           S&P MUNICIPAL BOND RATINGS

     A S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based, in varying degrees, on the following considerations: likelihood of default -capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                      AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the demand feature (e.g., AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (e.g., SP-1+/A-l+).


                           S&P MUNICIPAL NOTE RATINGS

     A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     The highest note rating symbol is as follows:

                                      SP-1

     Category denotes very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


                          S&P COMMERCIAL PAPER RATINGS

     S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     The highest rating category is as follows:

                                      A-1

     This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.


                               FITCH BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds that have the same ratings are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

                                      AAA

     Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

     Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1."


     Plus (+) Minus (-) - Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR - Indicates that Fitch does not rate the specific issue.


                            FITCH SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     The highest Fitch short-term rating is as follows:

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

     The Portfolio may purchase Municipal Securities on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Portfolio may purchase or sell Municipal Securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the when-issued securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase when-issued or delayed delivery Municipal Securities with the intention of actually acquiring such securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. No additional when-issued or delayed delivery commitments will be made if more than 25% of the Portfolio's net assets would thereby become so committed.

     If the Portfolio purchases a when-issued or delayed delivery security, the Company will direct its custodian bank to segregate cash or other high grade securities (including Temporary Investments and Municipal Securities) of the Portfolio in an amount equal to the when-issued or delayed delivery commitment. The segregated assets will be valued at market for the purpose of determining the adequacy of the segregated securities. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value will equal the amount of the Portfolio's when-issued or delayed delivery commitments. To the extent funds are segregated, they will not be available for new investment or to meet redemptions.

     Securities purchased on a when-issued or delayed delivery basis and the other securities held in the Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., experiencing appreciation when interest rates fall). Therefore, if in order to achieve higher interest income the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, there is a possibility that the Portfolio will experience greater fluctuation in the market value of its assets.

     Furthermore, when the time comes for the Portfolio to meet its obligations under when-issued or delayed delivery commitments, the Portfolio will do so by use of its then available cash, by the sale of segregated securities, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Portfolio's payment obligation thereunder). The sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued or delayed delivery securities on the settlement date may be more or less than the purchase price.

     In a delayed delivery transaction, the Portfolio relies on the other party to complete the transaction. If the transaction is not completed, the Portfolio may miss a price or yield considered to be advantageous.

VARIABLE OR FLOATING RATE INSTRUMENTS

     The Portfolio may invest in Municipal Securities which have variable or floating interest rates which are readjusted periodically. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price.

Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations.

     Many Municipal Securities with variable or floating interest rates purchased by the Portfolio are subject to payment of principal and accrued interest (usually within seven days) on the Portfolio's demand. The terms of such demand instruments require payment of principal and accrued interest from the issuer, a guarantor and/or a liquidity provider. All variable or floating rate instruments will meet the quality standards of the Portfolio. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Portfolio.

SYNTHETIC MUNICIPAL INSTRUMENTS

     The Portfolio may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Portfolio may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Portfolio. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell
(put) its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest. A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional right to put its certificate at par value plus accrued interest.

     Because synthetic municipal instruments involve a trust or custodial account and a third party conditional put feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly. For further information regarding certain risks associated with investing in synthetic municipal instruments see the Prospectus under the caption "Investment Program--Synthetic Municipal Instruments."

INVESTMENT RESTRICTIONS

     The most significant investment restrictions applicable to the Portfolio's investment program are set forth in the Prospectus. Additionally, as a matter of fundamental policy which may not be changed without a vote of all classes of shareholders of the Portfolio, the Portfolio will not:

     (1) purchase any industrial development bond, if, as a result of such purchase, more than 5% of the Portfolio's total assets would be invested in securities of issuers, which, together with their predecessors, have been in business for less than three years;

     (2) borrow money or pledge, mortgage or hypothecate the assets of the Portfolio except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the Portfolio's total assets, except that the Portfolio may purchase when-issued securities consistent with the Portfolio's investment objectives and policies; provided that the Portfolio will repay all borrowings (other than when-issued purchases) before making additional investments;

     (3) lend money or securities except to the extent that the Portfolio's investments may be considered loans;

     (4) purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may purchase Stand-by Commitments;

     (5) invest in companies for the purpose of exercising control, except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

     (6) underwrite any issue of securities, except to the extent that the purchase of securities, either directly from the issuer or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Portfolio's investment program, may be deemed an underwriting;

     (7) purchase or sell real estate, but this shall not prevent investments in securities secured by real estate or interests therein;

     (8) sell, securities short or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (9) purchase or retain securities of an issuer if, to the knowledge of the Company, the directors and officers of the Company, and the directors and officers of AIM, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer; or

     (10) purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs.

     The Company may, from time to time in order to qualify shares of the Portfolio for sale in a particular state, agree to certain investment restrictions in addition to or more stringent than those set forth above. Such restrictions are not fundamental and may be changed without the approval of shareholders.

     Pursuant to an undertaking made to the Ohio Department of Commerce, Division of Securities, the Portfolio will not purchase the securities of any issuer if, as to 75% of the total assets of the Portfolio, more than 10% of the voting securities of such issuer would be held by the Portfolio at the time of purchase.

                             PORTFOLIO TRANSACTIONS

     AIM is responsible for decisions to buy and sell securities for the Company, for selection of broker-dealers and for negotiation of commission rates. Since purchases and sales of portfolio securities by the Company are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Company may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

     AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services which are deemed beneficial by AIM. Such research services supplement AIM's own research. Research services may include the following: statistical and background information on U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, money market fixed income markets, equity markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; the arranging of meetings with management of companies; and the providing of access to consultants who supply research information. Certain research services furnished by dealers may be useful to AIM with clients other than the Company. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Company. AIM is of the opinion that the material received is beneficial in supplementing AIM's research and analysis; and therefore, such material may benefit the Company by improving the quality of AIM's investment advice. The advisory fee paid by the Portfolio is not reduced because AIM receives such services; however, because AIM must evaluate information received as a result of such services, receipt of such services does not reduce AIM's workload.

     Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Furthermore, the 1940 Act prohibits the Company from purchasing a security being publicly underwritten by a syndicate of which persons affiliated with the Company are a member except in accordance with certain conditions. These conditions may restrict the ability of the Portfolio to purchase Municipal Market obligations being publicly underwritten by such a syndicate, and the Portfolio may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Company may, from time to time, serve as placement agent or financial advisor to an issuer of Municipal Market obligations and be paid a fee by such issuer. The Portfolio may purchase such Municipal Market obligations directly from the issuer, provided that the purchase made in accordance with procedures adopted by the Company's Board of Directors and any such purchases are reviewed at least quarterly by the Company's Board of Directors and a determination is made that all such purchases were effected in compliance with such procedures, including a determination that the placement fee or other remuneration paid by the issuer to the person affiliated with the Company was fair and reasonable in relation to the fees charged by others performing similar services. During the fiscal years ended March 31, 1997, 1996 and 1995, no securities or instruments were purchased by the Portfolio from issuers who paid placement fees or other compensation to a broker affiliated with the Portfolio.

     From time to time, the Company may sell a security, or purchase a security from an AIM Fund or another investment account advised by AIM or A I M Capital Management, Inc. ("AIM Capital"), when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts advised by AIM or AIM Capital. Procedures pursuant to Rule 17a-7 under the 1940 Act regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Company. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.

     Provisions of the 1940 Act and rules and regulations thereunder have also been construed to prohibit the Company from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Company has obtained an order of exemption from the SEC which permits the Company to engage in certain transactions with such 5% holder, if the Company complies with conditions and procedures designed to ensure that such transactions are executed at fair market value and present no conflicts of interest.

     Some of the AIM Funds may have objectives similar to those of the Portfolio. It is possible that at times, identical securities will be acceptable for one or more of such investment companies. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Portfolio and such accounts in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could adversely affect the ability of the Portfolio to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     Net investment income for the Portfolio is declared as a dividend to the shareholders of record of the Company on each business day of the Company. The dividend declared on any day preceding a non-business day will include the income accrued on such non-business day. Dividends will be paid monthly. Net realized capital gains, if any, are normally distributed annually. The Company may distribute realized capital gains of the Portfolio more often if deemed necessary in order to maintain the net asset value of the Portfolio at $1.00 per share. However, the Company does not expect the Portfolio to realize net long-term capital gains. Dividends and distributions are paid in cash unless the shareholder has elected to reinvest such dividends and distributions in additional full and fractional shares at the net asset value thereof.

     The dividend accrued and paid for each class will consist of: (a) income for the Portfolio, the allocation of which is based upon each such class's pro rata share of the total shares outstanding which relate to the Portfolio, less
(b) Company expenses accrued for the applicable dividend period attributable to the Portfolio, such as custodian fees, directors' fees, accounting and legal expenses, allocated based upon each class's pro rata share of the net assets of the Portfolio, less (c) expenses directly attributable to each class which are accrued for the applicable dividend period, such as distribution expenses, if any, transfer agent fees or registration fees which may be unique to such class. Dividends are accrued for the Class as follows: dividends are declared to shareholders of record immediately following the determination of the net asset value of the Portfolio. Accordingly, dividends accrue on the first day that a purchase order for shares is effective, but not on the day that a redemption order is effective. Thus, if a purchase order is accepted prior to 12:00 noon Eastern Time, the shareholder will receive its pro rata share of dividends beginning with those declared on that day.

     Should the Company incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of the Portfolio or the net income per share of a class of the Portfolio for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of the Portfolio were reduced, or were anticipated to be reduced, below $1.00, the Board of Directors might suspend further dividend payments on shares of the Portfolio until the net asset value returns to $1.00. Thus, such expense or loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Portfolio and/or in its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least (a) 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and
(b) 90% of its tax-exempt income (net of allocable expenses and amortized bond premium) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Because of the Short-Short Gain Test, the Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by the Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

     In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

     If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Undistributed tax-exempt interest on Municipal Securities is not subject to the excise tax. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

DISTRIBUTIONS

     The Portfolio intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Portfolio's taxable year at least 50% of the Portfolio's total assets consists of Municipal Securities, which are exempt from federal income tax. Distributions from the Portfolio will constitute exempt-interest dividends to the extent of the Portfolio's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Portfolio of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed below.

     AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" Municipal Securities issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all Municipal Securities, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Portfolio is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Portfolio will likely be subject to tax on dividends paid by the Portfolio which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

     The Portfolio anticipates distributing substantially all of its investment company taxable income, if any, for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the dividends-received deduction for corporations.

     The Portfolio may either retain or distribute to shareholders its net capital gain, if any, for each taxable year. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. Realized market discount on Municipal Securities purchased after April 30, 1993, will be treated as ordinary income and not as capital gain.

     Distributions by the Portfolio that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

     Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another portfolio).

Shareholders electing to reinvest a distribution in additional shares will be treated as receiving a distribution in an amount equal to the net asset value of the shares acquired, determined as of the reinvestment date.

     Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made.
However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, if any, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to a Portfolio that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including short-term capital gains) and return of capital distributions will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends (if any) and exempt-interest dividends.

     If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends (if any) and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% on distributions (other than exempt-interest dividends) that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Recently proposed regulations may change information provided here. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on July 16, 1997. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

                              FINANCIAL STATEMENTS

                                      FS

INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders
Tax-Free Investments Co.

We have audited the accompanying statement of assets and liabilities of the Cash Reserve Portfolio (a Portfolio of Tax-Free Investments Co.), including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Reserve Portfolio as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                 KPMG Peat Marwick LLP

Houston, Texas
May 2, 1997

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 1997

                                            RATING(a)     PAR
                                           S&P  MOODY'S  (000)       VALUE
ALABAMA - 2.04%

Birmingham (City of) (YMCA-Birmingham);
 Public Park
 and Recreation Board RB
  3.55% 06/01/16(b)(c)                      --  VMIG-1  $  3,390 $    3,390,000
-------------------------------------------------------------------------------
BMC Special Care Facilities Financing
 Authority (VHA of Alabama Inc. Capital
 Asset Financing Program); Variable Rate
 Hospital
 Series 1985 RB
  3.45% 12/01/30(b)(d)                     A-1    Aaa      4,000      4,000,000
-------------------------------------------------------------------------------
Marshall (County of); Special Obligation
 School Refunding Series 1994 Warrants
  3.50% 02/01/12(b)(c)                     A-1+   --       2,775      2,775,000
-------------------------------------------------------------------------------
Port City Medical Board of Mobile Alabama
 (The) (Mobile Infirmary Association);
 Series 1992 A RB
  3.50% 07/25/97(c)(e)                     A-1+   P-1     10,300     10,300,000
-------------------------------------------------------------------------------
                                                                     20,465,000
-------------------------------------------------------------------------------

ALASKA - 1.13%

Alaska Housing Finance Corp.; General
 Mortgage Series 1991 A RB
  3.45% 06/01/26(b)                        A-1+ VMIG-1     8,900      8,900,000
-------------------------------------------------------------------------------
Valdez (City of) (ARCO Transportation
 Alaska, Inc. Project); Marine Terminal
 Refunding Series 1994 A RB
  3.45% 05/16/97(e)                        A-1  VMIG-1     2,400      2,400,000
-------------------------------------------------------------------------------
                                                                     11,300,000
-------------------------------------------------------------------------------

ARIZONA - 2.42%

Apache (County of) Industrial Development
 Authority (Tucson Electric); Series 1983
 C IDR
  3.45% 12/15/18(b)(c)                     A-1  VMIG-1     5,900      5,900,000
-------------------------------------------------------------------------------
Arizona (State of) Agricultural
 Improvement and Power District (Salt
 River Project); Promissory Notes
  3.45% 04/07/97                           A-1+   P-1      3,000      3,000,140
-------------------------------------------------------------------------------
  3.55% 06/13/97                           A-1+   P-1      9,570      9,570,000
-------------------------------------------------------------------------------
Maricopa (County of) Union High School
 District No. 210;
 Series 1995 A GO
  5.75% 07/01/97                            AA    Aa       1,000      1,004,836
-------------------------------------------------------------------------------
Pima (County of) Industrial Development
 Authority (Tucson Electric Co. Project);
 Refunding Series 1982 A IDR
  3.50% 06/15/22(b)(c)                     A-1+ VMIG-1     2,000      2,000,000
-------------------------------------------------------------------------------
Tempe (City of) Industrial Development
 Authority (Elliot's Crossing Apartment
 Project); Variable Rate Demand
 Multifamily Housing Series RB
  3.45% 10/01/08(b)(c)                     A-1+   --       2,800      2,800,000
-------------------------------------------------------------------------------
                                                                     24,274,976
-------------------------------------------------------------------------------

                                            RATING(a)     PAR
                                           S&P  MOODY'S  (000)       VALUE
COLORADO - 3.49%

Adams (County of) Industrial Development
 (Clear Creek Business); Series 1984 RB
  3.55% 11/01/08(b)(c)                     --   VMIG-1  $  8,300 $    8,300,000
-------------------------------------------------------------------------------
Colorado (State of) General Fund; Series
 1996 A TRAN
  4.50% 06/27/97                          SP-1+   --       5,000      5,007,338
-------------------------------------------------------------------------------
Colorado Housing Finance Authority
 (Coventry Village Project); Multifamily
 Housing Revenue Series 1996 B RB
  3.55% 10/15/16(b)(c)                    A-1+    --       5,370      5,370,000
-------------------------------------------------------------------------------
Colorado Housing Finance Authority
 (Winridge Project); Adjustable
 Refunding Multifamily Housing Series
 1993 RB
  3.50% 02/01/23(b)(c)                    A-1+    --      12,715     12,715,000
-------------------------------------------------------------------------------
Douglas (County of) (Autumn Chase
 Project); Variable Rate Demand
 Multifamily Housing Series 1985 RB
  3.45% 07/01/06(b)(c)                     --   VMIG-1     3,700      3,700,000
-------------------------------------------------------------------------------
                                                                     35,092,338
-------------------------------------------------------------------------------

CONNECTICUT - 0.36%

Connecticut (State of) (Transportation
 Infrastructure Purpose S-1); Special
 Tax Obligation RB
  3.40% 12/01/10(b)(c)                    A-1+  VMIG-1     2,225      2,225,000
-------------------------------------------------------------------------------
Connecticut (State of) Power and Light
 Development Authority;
 Series 1993 A RB
  3.50% 09/01/28(b)(c)                    A-1+  VMIG-1     1,425      1,425,000
-------------------------------------------------------------------------------
                                                                      3,650,000
-------------------------------------------------------------------------------

DELAWARE - 0.10%

Delaware Transportation Authority
 System; RB
  7.00% 07/01/97(d)                        AAA    Aaa      1,000      1,008,198
-------------------------------------------------------------------------------

DISTRICT OF COLUMBIA - 0.38%

District of Columbia (The American
 University Issue); Variable Rate Weekly
 Demand Series 1985 RB
  3.45% 10/01/15(b)(c)                     --   VMIG-1     3,800      3,800,000
-------------------------------------------------------------------------------

FLORIDA - 4.49%

Alachua (County of) Health Facility
 Authority (Shands Teaching Hospital);
 Series 1996 B RB
  3.50% 12/01/26(b)(d)                    A-1+  VMIG-1    13,700     13,700,000
-------------------------------------------------------------------------------
Brevard (County of) Housing Finance
 Authority (Palm Place Project);
 Multifamily Housing Series 1985 RB
  3.55% 12/01/07(b)(c)                     --   VMIG-1     7,500      7,500,000
-------------------------------------------------------------------------------
Florida Housing Finance Agency
 (Woodlands Project); Adjustable Rate
 Multifamily Housing Series 1985 SS RB
  3.45% 12/01/07(b)(c)                    A-1+  VMIG-1     2,000      2,000,000
-------------------------------------------------------------------------------
Gulf Breeze (City of)(Florida Municipal
 Bond Fund); Variable Rate Demand Series
 1995 A RB
  3.46% 03/31/21(b)(c)                     A-1    --      10,000     10,000,000
-------------------------------------------------------------------------------

                                            RATING(a)     PAR
                                           S&P  MOODY'S  (000)       VALUE
Florida - (continued)

Putnam County Development Authority
 (Seminole Electric Cooperative, Inc.
 Project); National Rural Utilities
 Cooperative Finance Corp. Guaranteed
 Floating/Fixed Rate Pooled
 Series 1984 H-1 PCR
  3.45% 03/15/14(b)(c)                    A-1+    P-1   $  3,915 $    3,915,000
-------------------------------------------------------------------------------
Sunshine State Governmental Financing
 Commission (Florida State Board of
 Administration); Government Financing
 Program Tax Exempt Commercial Notes
  3.55% 06/20/97(d)                       A-1+    --       8,000      8,000,000
-------------------------------------------------------------------------------
                                                                     45,115,000
-------------------------------------------------------------------------------

GEORGIA - 3.81%

Cobb (County of) Housing Authority
 (Greenhouse Frey Apartment Project);
 Multifamily Housing RB
  3.45% 09/15/26(b)(c)                    A-1+    --       5,000      5,000,000
-------------------------------------------------------------------------------
Decatur County Bainbridge Industrial
 Development Authority (Kaiser
 Agriculture Chemical Inc. Project);
 Series 1985 IDR
  3.50% 12/01/02(b)(c)                    A-1+    --       2,100      2,100,000
-------------------------------------------------------------------------------
Dekalb (County of) Housing Authority
 (Camden Brook Project); Multifamily
 Housing Series 1995 RB
  3.45% 06/15/25(b)(c)                    A-1+  VMIG-1     6,000      6,000,000
-------------------------------------------------------------------------------
Dekalb (County of) Housing Authority
 (Clairmont Crest Project); Multifamily
 Housing Series 1995 RB
  3.45% 06/15/25(b)(c)                    A-1+    --       7,600      7,600,000
-------------------------------------------------------------------------------
Dekalb (County of) Private Hospital
 Authority (Egleston Children's Hospital
 at Emory University Health Care System
 Project); Variable Rate Demand Series
 1995 A RAN
  3.45% 03/01/24(b)(c)                    A-1+  VMIG-1     3,000      3,000,000
-------------------------------------------------------------------------------
Development Authority of Dekalb County
 (Radiation Sterilizers, Inc. Project);
 Variable Rate Demand Series 1985 IDR
  3.60% 03/01/05(b)(c)                     A-1    --       4,600      4,600,000
-------------------------------------------------------------------------------
Municipal Gas Authority of Georgia
 (Agency Project); Series 1996 A RB
  3.45% 11/01/06(b)(c)                     A-1+   --       5,000      5,000,000
-------------------------------------------------------------------------------
Roswell (City of) Housing Authority;
 Multifamily Housing RB
  3.45% 08/01/30(b)(c)                     A-1+   --       5,000      5,000,000
-------------------------------------------------------------------------------
                                                                     38,300,000
-------------------------------------------------------------------------------

ILLINOIS - 12.21%

Burbank (City of) (Service Merchandise
 Co. Inc. Project); Floating Rate
 Monthly Demand Industrial Building
 Series 1984 RB
  3.45% 09/15/24(b)(c)                    A-1+    --       3,600      3,600,000
-------------------------------------------------------------------------------
Chicago (City of); Tender Notes Series
 1996 GO
  3.55% 10/31/97(c)(e)                    SP-1+  MIG-1     4,000      4,000,000
-------------------------------------------------------------------------------

                                            RATING(a)     PAR
                                           S&P  MOODY'S  (000)       VALUE
Illinois - (continued)

Cook (County of)(Catholic Charities
 Housing Development Corp. Project);
 Adjustable Demand Series 1988 A-1 RB
  3.50% 01/01/28(b)(c)                      --  VMIG-1  $  1,700 $    1,700,000
-------------------------------------------------------------------------------
Cook (County of) High School District No.
 201 (Cicero); GO
  7.30% 12/01/97(d)                        AAA    Aaa      6,500      6,652,936
-------------------------------------------------------------------------------
Du Page Water Commission; RB
  6.875% 05/01/97(f)                       AAA    --       1,000      1,022,598
-------------------------------------------------------------------------------
East Peoria (City of) (Radnor/East Peoria
 Partnership Project); Multifamily
 Housing Series 1983 RB
  3.65% 06/01/08(b)(c)                      --    Aa3      6,070      6,070,000
-------------------------------------------------------------------------------
Illinois (State of); Sales Tax Series E
 RB
  8.10% 06/15/97(f)                        AAA    Aaa      1,435      1,475,693
-------------------------------------------------------------------------------
Illinois Development Finance Authority;
 Variable Rate Demand Notes Series 1996-
 1997A
  3.50% 06/30/97(b)(c)                     A-1+   --       6,600      6,600,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (American College of Surgeons Project);
 Tax Exempt Series 1996 RB
  3.45% 08/01/26(b)(c)                     A-1+   --      10,000     10,000,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (Chicago Symphony Orchestra Project);
 Variable/Fixed Rate Demand Series 1996
 RB
  3.50% 06/01/31(b)(c)                     A-1+ VMIG-1     5,129      5,129,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (Commonwealth Edison Co.); PCR
  3.45% Series A 12/01/06(b)(d)            A-1  VMIG-1     5,000      5,000,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (Institutional Gas Technology Project);
 Variable Rate Series 1993 RB
  3.50% 09/01/18(b)(c)                     A-1+   --       2,600      2,600,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (Jewish Charities Revenue Anticipation
 Notes Program); Variable Rate Demand
 Series 1996-1997B RAN
  3.50% 06/30/97(b)(c)                     A-1+   --       5,225      5,225,000
-------------------------------------------------------------------------------
Illinois Educational Facilities Authority
 (Museum of Science & Industry); Variable
 Rate Series 1992 RB
  3.50% 10/15/06(c)(e)                      --  VMIG-1     9,000      9,000,000
-------------------------------------------------------------------------------
Illinois Educational Facilities Authority
 (Pooled Financing Program); Adjustable
 Rate Series 1985 RB
  3.50% 12/01/05(b)(d)                     A-1+ VMIG-1     3,780      3,780,000
-------------------------------------------------------------------------------
Illinois Health Facilities Authority;
 Revolving Fund Pooled Series D
  3.50% 08/01/15(b)(c)                     A-1+ VMIG-1     4,550      4,550,000
-------------------------------------------------------------------------------

                                            RATING(a)     PAR
                                           S&P  MOODY'S  (000)       VALUE
Illinois - (continued)

Illinois Health Facilities Authority
 (Streetville Corp.); Variable Rate
 Series 1994 RB
  3.50% 08/15/24(b)(c)                     A-1+   P-1   $  3,000 $    3,000,000
-------------------------------------------------------------------------------
Illinois Health Facilities Authority
 (Advocate Health Care Network); Variable
 Rate Series 1997 B RB
  3.55% 08/15/22(b)(d)                     A-1+ VMIG-1    10,140     10,140,000
-------------------------------------------------------------------------------
Illinois Health Facilities Authority
 (Northwestern Memorial Hospital);
 Variable Rate Series 1995 RB
  4.00% 08/15/25(b)(d)                     A-1+ VMIG-1     7,800      7,800,000
-------------------------------------------------------------------------------
Marseilles (City of) (Kaiser Agricultural
 Chemicals Inc. Project); Variable Rate
 Demand Series 1985 IDR
  3.50% 01/01/98(b)(c)                     A-1+   --       3,750      3,750,000
-------------------------------------------------------------------------------
Oak Forest (City of) (Homewood Pool);
 Series 1989 RB
  3.50% 07/01/24(b)(c)                      --  VMIG-1     3,000      3,000,000
-------------------------------------------------------------------------------
Village of Lisle (Four Lakes Project
 Phase Five); Multifamily Housing
 Revenue Refunding Series 1996
  3.45% 09/15/26(b)(c)                     A-1+   --      15,380     15,380,000
-------------------------------------------------------------------------------
Village of Northbrook (Euromarket
 Designs, Inc. Project); Variable Rate
 Demand Refunding Series 1993 IDR
  3.50% 07/01/02(b)(c)                     A-1+   --       3,100      3,100,000
-------------------------------------------------------------------------------
                                                                    122,575,227
-------------------------------------------------------------------------------

INDIANA - 2.51%

Auburn (City of) (Sealed Power Corp.
 Project); Variable Rate Demand Economic
 Development Series 1985 RB
  3.55% 07/01/10(b)(c)                      --  VMIG-1     1,200      1,200,000
-------------------------------------------------------------------------------
Indianapolis (City of); Local Public
 Improvement Series 1996 F RB
  4.125% 07/10/97                          SP-1   --       3,000      3,004,789
-------------------------------------------------------------------------------
Indianapolis (City of) (Childrens Museum
 Project); Economic Development Floating
 Rate Series 1995 RB
  3.45% 10/01/25(b)(c)                     A-1+   --       5,000      5,000,000
-------------------------------------------------------------------------------
Indianapolis (City of) (Jewish Community
 Campus Project); Variable Rate Economic
 Development RB
  3.45% 04/01/05(b)(c)                      --  VMIG-1     2,395      2,395,000
-------------------------------------------------------------------------------
Petersburg (City of) (Indianapolis Power
 and Light Co. Project); Adjustable Rate
 Tender Securities Series 1995 B PCR
  3.45% 01/01/23(b)(d)                     A-1+ VMIG-1     2,700      2,700,000
-------------------------------------------------------------------------------
Rockport (City of) Indiana Development
 Authority (AEP Generating Company
 Project); Series 1995 A PCR
  3.80% 07/01/25(b)(d)                     A-1c   Aaa      3,900      3,900,000
-------------------------------------------------------------------------------

                                            RATING(a)     PAR
                                           S&P  MOODY'S  (000)       VALUE
Indiana - (continued)

Rockport (City of) Indiana Development
 Authority (AEP Generating Company
 Project B); Series 1995 B PCR
  3.85% 07/01/25(b)(d)                     A-1c   Aaa   $  1,600 $    1,600,000
-------------------------------------------------------------------------------
Sullivan (City of) (Hoosier Energy Rural
 Electric Cooperative, Inc.); National
 Rural Utilities Cooperative Finance
 Corp. Series 1985 L-1 Commercial Notes
  3.40% 05/16/97(c)(e)                     A-1+   P-1      5,400      5,400,000
-------------------------------------------------------------------------------
                                                                     25,199,789
-------------------------------------------------------------------------------

IOWA - 0.17%

Iowa Higher Education Loan Authority;
 Private College Facility RB
  3.45% 12/01/15(b)(d)                     A-1+ VMIG-1     1,700      1,700,000
-------------------------------------------------------------------------------

KANSAS - 0.50%

Mission (City of) (Silverwood Apartment
 Project); Multifamily RB
  3.45% 09/15/26(b)(c)                     A-1+   --       5,000      5,000,000
-------------------------------------------------------------------------------

KENTUCKY - 1.32%

Mason County (East Kentucky Power
 Cooperative, Inc. Project); National
 Rural Utilities Cooperative Finance
 Corp. Guaranteed Floating/Fixed Rate
 Pooled Sereis 1984 B-2 PCR
  3.45% 10/15/14(b)(c)                     A-1    Aa3      9,150      9,150,000
-------------------------------------------------------------------------------
Mayfield (City of) (Kentucky League of
 Cities Funding Trust Pooled Lease
 Financing Program); Variable Rate Multi-
 City Lease
 Series 1996 RB
  3.55% 07/01/26(b)(c)                     A-1  VMIG-1     4,100      4,100,000
-------------------------------------------------------------------------------
                                                                     13,250,000
-------------------------------------------------------------------------------

LOUISIANA - 0.95%

East Baton Rouge Mortgage Finance
 Authority (GNMA and FNMA Mortgage-Backed
 Securities Program); Single Family
 Mortgage Refunding Series 1996 C-1 RB
  3.85% 04/03/97(e)(f)                      --  VMIG-1     2,000      2,000,000
-------------------------------------------------------------------------------
Louisiana Public Facilities Authority
 (Greenbriar Hospital Inc. Project);
 Variable Rate Demand Series 1984 RB
  3.50% 11/01/14(b)(c)                      --    Aa2      2,500      2,500,000
-------------------------------------------------------------------------------
Louisiana Public Facilities Authority
 (Willi-Knighton Medical Center Project);
 Hospital Series 1995 RB
  3.50% 09/01/25(b)(d)                     A-1  VMIG-1     5,000      5,000,000
-------------------------------------------------------------------------------
                                                                      9,500,000
-------------------------------------------------------------------------------

MARYLAND - 0.35%

Prince George (County of) Housing
 Authority (Laurel-Oxford Associates
 Apartment Project); Mortgage Series 1985
 RB
  3.525% 10/01/07(b)(c)                     --  VMIG-1     3,500      3,500,000
-------------------------------------------------------------------------------

                                          RATING(a)     PAR
                                         S&P  MOODY'S  (000)       VALUE
MASSACHUSETTS - 0.15%

Massachusetts Health & Educational
 Facilities Authority (Harvard
 University Issue); Variable Rate
 Demand Series 1 RB
  3.30% 08/01/17(b)(d)                  A-1+  VMIG-1  $  1,500 $    1,500,000
-----------------------------------------------------------------------------

MICHIGAN - 5.89%

Jackson County Economic Development
 Corp. (Sealed Power Corp.); Economic
 Development Variable Refunding RB
  3.55% 10/01/19(b)(c)                   --   VMIG-1     1,000      1,000,000
-----------------------------------------------------------------------------
Michigan (State of); Full Faith &
 Credit General Obligation Notes
 Series 1997
  4.50% 09/30/97                        SP-1+  MIG-1     7,000      7,035,340
-----------------------------------------------------------------------------
Michigan State Hospital Finance
 Authority
 (Hospital Equipment Loan Program);
 Hospital RB
  3.55% Pooled Series 1994 A
   12/01/23(b)(c)                        --   VMIG-1     5,600      5,600,000
-----------------------------------------------------------------------------
  3.55% Pooled Series 1995 A
   12/01/23(b)(c)                        --   VMIG-1     2,900      2,900,000
-----------------------------------------------------------------------------
  3.55% Pooled Series 1996 A
   12/01/23(b)(c)                        --   VMIG-1     6,900      6,900,000
-----------------------------------------------------------------------------
Michigan State Strategic Fund (Detroit
 Edison Co.);
 Limited Obligation RB
  4.00% 09/01/30(b)(c)                  A-1+    P-1      5,000      5,000,000
-----------------------------------------------------------------------------
Michigan State Strategic Fund
 (Peachwood Center Association
 Project); Limited Obligation Series
 1995 RB
  3.45% 06/01/16(b)(c)                  A-1+    --       2,350      2,350,000
-----------------------------------------------------------------------------
Michigan State Underground Storage
 Tank Financial Assurance Authority;
 Series I RB
  5.00% 05/01/97(d)                      AAA    Aaa      6,500      6,505,948
-----------------------------------------------------------------------------
Michigan Strategic Fund (Consumer's
 Power Corp.); Variable Rate Demand
 Series 1988 A PCR
  3.80% 04/15/18(b)(c)                   --     P-1      4,844      4,843,500
-----------------------------------------------------------------------------
Michigan Strategic Fund (260 Brown St.
 Associates Project); Convertible
 Variable Rate Demand Limited
 Obligation
 Series 1985 RB
  3.40% 10/01/15(b)(c)                   --   VMIG-1     3,650      3,650,000
-----------------------------------------------------------------------------
Michigan Strategic Fund (The Norcor
 Corp. Project); IDR
  3.45% 12/01/00(b)(c)                   --     P-1      4,400      4,400,000
-----------------------------------------------------------------------------
Monroe (County of) (Detroit Edison
 Co.); Limited Obligation Revenue
 Adjusting Refunding Series 1992 CC RB
  4.00% 10/01/24(b)(c)                   --     P-1      4,000      4,000,000
-----------------------------------------------------------------------------
Wayne County School District; State
 School Aid
 Limited Tax Series 1996 GO
  4.50% 05/01/97                        SP-1+   --       5,000      5,002,189
-----------------------------------------------------------------------------
                                                                   59,186,977
-----------------------------------------------------------------------------

                                            RATING(a)     PAR
                                           S&P  MOODY'S  (000)       VALUE
MINNESOTA - 1.90%

Bloomington (City of) Port Authority
 (Mall of America Project); Special Tax
 Revenue Series 1996 B RB
  3.50% 02/01/13(b)(d)                     A-1+ VMIG-1  $  2,000 $    2,000,000
-------------------------------------------------------------------------------
Duluth (City of) (Miller-Dwan Medical
 Center); Variable Rate Demand Health
 Facilities Series 1996 RB
  3.80% 06/01/19(b)(c)                     A-1+   --       7,000      7,000,000
-------------------------------------------------------------------------------
Mankato (City of) (Northern States Power
 Co. Project); Floating Collateralized
 Series 1985 PCR
  3.55% 03/01/11(b)(d)                     AA-    A1       2,900      2,900,000
-------------------------------------------------------------------------------
Minneapolis (City of) Community
 Development Agency (Walker Methodist
 Health Systems); Adjustable Refunding
 Series 1995 RB
  3.50% 04/01/10(b)(c)                     A-1    --       6,000      6,000,000
-------------------------------------------------------------------------------
Red Wing (City of) Industrial Development
 Authority (Northern States Power Co.);
 Floating Rate Collateralized Series 1985
 PCR
  3.55% 03/01/11(b)(d)                     AA-    A1       1,200      1,200,000
-------------------------------------------------------------------------------
                                                                     19,100,000
-------------------------------------------------------------------------------

MISSOURI - 2.22%

Kansas (City of) (Sleepy Hollow Apartment
 Project); Multifamily Housing Series
 1996 RB
  3.45% 09/15/26(b)(c)                     A-1+   --       7,500      7,500,000
-------------------------------------------------------------------------------
Missouri Health & Educational Facilities
 Authority (St. Francis Medical Center);
 Variable Rate Demand Health Facilities
 Series 1996 A RB
  3.80% 06/01/26(b)(c)                     A-1+   --       3,500      3,500,000
-------------------------------------------------------------------------------
Missouri State Environmental Improvement
 & Energy Resource Authority (Associated
 Electric Cooperative, Inc. Project);
 Pooled
 Series 1993-M RB
  3.45% 12/15/03(b)(c)                     AA-  VMIG-1     2,490      2,490,000
-------------------------------------------------------------------------------
Saint Louis County Industrial Development
 Authority (Bonhomme Village Apartments
 Association Project); Variable Rate
 Demand Housing Series 1985 RB
  3.65% 10/01/07(b)(c)                      --  VMIG-1     6,900      6,900,000
-------------------------------------------------------------------------------
Sikeston (City of) Missouri; Electric
 Revenue RB
  5.10% 06/01/97(d)                        AAA    Aaa      1,865      1,869,650
-------------------------------------------------------------------------------
                                                                     22,259,650
-------------------------------------------------------------------------------

MISSISSIPPI - 1.60%

Jackson (County of) (Chevron U.S.A. Inc.
 Project); Series 1993 PCR
  3.80% 12/01/16(b)                         --    P-1      2,900      2,900,000
-------------------------------------------------------------------------------
  3.80% 06/01/23(b)                         --    P-1      6,100      6,100,000
-------------------------------------------------------------------------------

                                            RATING(a)     PAR
                                           S&P  MOODY'S  (000)       VALUE
Mississippi - (continued)

Perry (County of) (Leaf River Forest
 Project); Series 1989 PCR
  3.50% 10/01/12(b)(c)                     --     P-1   $  7,100 $    7,100,000
-------------------------------------------------------------------------------
                                                                     16,100,000
-------------------------------------------------------------------------------

MONTANA - 0.40%

Montana (State of); Series 1996 TRAN
  4.50% 06/27/97                          SP-1+  MIG-1     4,000      4,007,483
-------------------------------------------------------------------------------

NEVADA - 0.20%

Clark (County of) (Nevada Power Co.
 Project);
 Series 1995 D-1 PCR
  3.45% 10/01/11(b)(c)                    A-1+    --       2,000      2,000,000
-------------------------------------------------------------------------------

NEW HAMPSHIRE - 1.33%

New Hampshire Higher Educational and
 Health Facilities Authority (VHA of New
 England Capital Asset Financial
 Program); Variable Rate Hospital Series
 1985 G RB
  3.45% Series G 12/01/25(b)(d)            A-1    Aaa      7,925      7,925,000
-------------------------------------------------------------------------------
New Hampshire Housing Finance Authority
 (EQR-Bond Partnership-Manchester
 Project); Multifamily Housing Refunding
 Series 1996 RB
  3.45% 09/15/26(b)(c)                     --   VMIG-1     5,000      5,000,000
-------------------------------------------------------------------------------
New Hampshire Industrial Development
 Authority (Bangor Hydro-Electric Co.
 Project); Variable Rate Demand Series
 1983 PCR
  3.40% 01/01/09(b)(c)                    A-1+    --         400        400,000
-------------------------------------------------------------------------------
                                                                     13,325,000
-------------------------------------------------------------------------------

NEW MEXICO - 1.96%

Farmington (City of) (Public Service Co.
 of New Mexico San Juan Project); Series
 1997 B PCR
  3.45% 04/01/22(b)(c)                    A-1+    P-1     14,000     14,000,000
-------------------------------------------------------------------------------
Hurley (Town of) (Kennecott Santa Fe
 Corp. Project); Unit Priced Demand
 Adjustable Series 1985 PCR
  3.80% 12/01/15(b)(d)                    A-1+    P-1      4,600      4,600,000
-------------------------------------------------------------------------------
Las Cruces (City of); Joint Utility
 Refunding and Improvement Series 1997 A
 RB
  4.00% 07/01/97                           AAA    Aaa      1,070      1,071,034
-------------------------------------------------------------------------------
                                                                     19,671,034
-------------------------------------------------------------------------------

NEW YORK - 18.25%

Eagle Tax Exempt Trust; Class A COP(g)
  3.56% Series 97C4703 01/01/01(e)(f)     A-1+c   Aaa     10,800     10,800,000
-------------------------------------------------------------------------------
  3.61% Series 1993 E 08/01/06(b)(d)      A-1+c   --      15,000     15,000,000
-------------------------------------------------------------------------------
  3.61% Series 1993 F 08/01/06(b)(d)      A-1+c   --      20,500     20,500,000
-------------------------------------------------------------------------------
  3.61% Series 943902 05/01/07(b)(d)      A-1+c   --      17,800     17,800,000
-------------------------------------------------------------------------------

                                           RATING(a)     PAR
                                          S&P  MOODY'S  (000)       VALUE
New York - (continued)

  3.61% Series 943901 06/15/07(b)(d)     A-1+c   --    $ 14,500 $   14,500,000
------------------------------------------------------------------------------
  3.61% Series 94C2102 06/01/14(b)(c)    A-1+c   --      10,100     10,100,000
------------------------------------------------------------------------------
  3.56% Series 97C4702 01/01/20(b)(d)    A-1+c   Aa1      9,500      9,500,000
------------------------------------------------------------------------------
  3.61% Series 950901 06/01/21(b)(d)     A-1+c   --      12,700     12,700,000
------------------------------------------------------------------------------
  3.56% Series 943207 07/01/29(b)(d)     A-1+c   --      14,200     14,200,000
------------------------------------------------------------------------------
Eagle Tax Exempt Trust (Washington
 Public Power Supply System Project No.
 2); Series 964703 Class A COP
  3.56% 07/01/11(b)(d)(g)                A-1+c   --       5,600      5,600,000
------------------------------------------------------------------------------
Merrill Lynch Group Float Program, New
 York State Medical Facilities Finance
 Agency (St. Lukes-Roosevelt Hospital
 Center); Floating Option Tax-Exempt
 Receipts Series PA-113 1993 A Mortgage
 RB
  3.55% 02/15/29(b)(d)                   A-1+c   --       9,700      9,700,000
------------------------------------------------------------------------------
New York (City of); General Obligation
 Fiscal Series 1997 B RAN
  4.50% 06/30/97(c)                      SP-1+  MIG-1    20,500     20,546,728
------------------------------------------------------------------------------
New York City Housing Development Corp.
 (Parkgate Tower); Variable Rate Demand
 Resolution Series 1 1985 RB
  3.30% 12/01/07(b)(c)                   A-1+  VMIG-1     5,870      5,870,000
------------------------------------------------------------------------------
New York City Municipal Water Finance
 Authortiy; Water and Sewer System
 Adjustable Rate Series 1994 G RB
  3.85% 06/15/24(b)(d)                   A-1+  VMIG-1     2,000      2,000,000
------------------------------------------------------------------------------
New York State Energy Research and
 Development Authority (Niagara Mohawk
 Power Corp.); PCR
  3.80% Series 1985 A 07/01/15(b)(c)     A-1+    --       6,800      6,800,000
------------------------------------------------------------------------------
  3.80% Series 1985 C 12/01/25(b)(c)      --     P-1      2,600      2,600,000
------------------------------------------------------------------------------
Triborough (The) Bridge and Tunnel
 Authority; Special Obligation Variable
 Rate Demand Series 1994 RB
  3.45% 01/01/24(b)(d)                   A-1+  VMIG-1     5,000      5,000,000
------------------------------------------------------------------------------
                                                                   183,216,728
------------------------------------------------------------------------------

NORTH CAROLINA - 2.87%

Alamance (County of) Industrial
 Facilities & Pollution Control
 Financing Authority (Science
 Manufacturing Inc. Project); Series
 1985 IDR
  3.90% 04/01/15(b)(c)                    --     P-1      3,000      3,000,000
------------------------------------------------------------------------------
New Hanover (County of) Industrial
 Facilities and Pollution Control
 Financing Authority (Gang-Nail
 Systems, Inc. Project);
 Series 1984 IDR
  3.50% 12/01/99(b)(c)                    --     P-1      5,600      5,600,000
------------------------------------------------------------------------------
North Carolina Educational Facilities
 Finance Agency (Elon College); Series
 1997 RB
  3.35% 01/01/19(b)(c)                   A-1+  VMIG-1     5,000      5,000,000
------------------------------------------------------------------------------

                                           RATING(a)      PAR
                                          S&P  MOODY'S   (000)       VALUE
North Carolina - (continued)

North Carolina Educational Facilities
 Finance Agency (Guillford College
 Project); Variable Rate Demand/Fixed
 Rate Series 1993 RB
  3.80% 09/01/23(b)(c)                    A-1+   --    $   2,100 $    2,100,000
-------------------------------------------------------------------------------
North Carolina Medical Care Commission
 Retirement Community (Adult Communities
 Total Services Inc.); Variable Rate
 Demand Series 1996 RB
  3.50% 11/15/09(b)(c)                    A-1+   --        5,655      5,655,000
-------------------------------------------------------------------------------
North Carolina Medical Care Community
 Hospital (Baptist Hospitals Project);
 RB
  3.45% 06/01/12(b)(c)                    A-1+ VMIG-1      4,000      4,000,000
-------------------------------------------------------------------------------
North Carolina Municipal Power Agency
 Number 1 (Catawba Project) Tax Exempt
 Commercial Notes
  3.40% 05/21/97(c)                       A-1+   P-1       3,500      3,500,000
-------------------------------------------------------------------------------
                                                                     28,855,000
-------------------------------------------------------------------------------

OHIO - 2.14%

Cuyahoga (County of) (S&R Playhouse
 Realty Co.); Adjustable Rate Demand
 Series 1984 IDR
  3.65% 12/01/09(b(c)                      --   MIG-1        635        635,000
-------------------------------------------------------------------------------
Franklin (County of) (Bricker & Eckler
 Building Co. Project); Variable Rate
 Demand Series 1984 IDR
  3.65% 11/01/14(b)(c)                     --    P-1       8,800      8,800,000
-------------------------------------------------------------------------------
Lucas (County of) (Lutheran Homes
 Society Project); Adjustable Rate
 Demand Health Care Facilities Series
 1996 RB
  3.45% 11/01/19(b)(c)                    A-1+   --        2,800      2,800,000
-------------------------------------------------------------------------------
Marion (County of) (Pooled Lease
 Program); Hospital RB
  3.55% 10/01/22(b)(c)                    A-1+   --        2,095      2,095,000
-------------------------------------------------------------------------------
Ohio Building Authority (Art Facilities
 Building Fund Projects); State
 Facilities Series 1997 A RB
  4.00% 10/01/97                          AA-    Aa3       3,180      3,184,889
-------------------------------------------------------------------------------
Ohio Housing Finance Agency (Kenwood
 Congregate Retirement Community
 Project); Variable Rate Demand
 Multifamily Housing Series 1985 RB
  3.35% 12/01/15(b)(c)                     --  VMIG-1        956        956,000
-------------------------------------------------------------------------------
Summit (County of) Various Purpose
 Notes; Series 1996 B General Obligation
 BAN
  4.00% 06/05/97                           --   MIG-1      3,000      3,001,800
-------------------------------------------------------------------------------
                                                          21,466     21,472,689
-------------------------------------------------------------------------------

                                            RATING(a)     PAR
                                           S&P  MOODY'S  (000)       VALUE

OKLAHOMA - 1.00%

Oklahoma Water Resource Board State Loan
 Program;
 Series 1994 A RB
  3.50% 09/01/97(e)                       A-1+    --    $ 10,000 $   10,000,000
-------------------------------------------------------------------------------

OREGON - 0.59%

Portland (City of) (South Park Block
 Project); Multifamily Housing Refunding
 Series 1988 A RB
  3.45% 12/01/11(b)(c)                    A-1+    --       5,900      5,900,000
-------------------------------------------------------------------------------

PENNSYLVANIA - 2.78%

Commonwealth of Pennsylvania; First
 Series 1996-1997 TAN
  4.50% 06/30/97                          SP-1+  MIG-1    14,550     14,582,217
-------------------------------------------------------------------------------
Delaware County Industrial Development
 Authority (Henderson-Radnor Joint
 Venture Project); Limited Obligation
 Series 1985 IDR
  3.55% 04/01/15(b)(c)                     --     Aa3        855        855,000
-------------------------------------------------------------------------------
Emmaus (City of) General Authority;
 Series 1996 RB
  3.65% 12/01/28(b)(d)                    A-1+    --       3,000      3,000,000
-------------------------------------------------------------------------------
Schuykill County Industrial Development
 Authority (Gilberton Power Project);
 Variable Rate Resources Recovery Series
 1985 RB
  3.45% 12/01/02(b)(c)                     A-1    --       2,300      2,300,000
-------------------------------------------------------------------------------
Wilkes-Barre (City of) Industrial
 Development Authority (Toys "R" Us/Penn
 Inc. Project); Economic Development
 Series 1984 RB
  3.425% 07/01/14(b)(c)                    --     A1       2,300      2,300,000
-------------------------------------------------------------------------------
York (City of) General Authority;
 Adjustable Rate Pooled Financing Series
 1996 RB
  3.50% 09/01/26(b)(c)                     A-1    --       4,900      4,900,000
-------------------------------------------------------------------------------
                                                                     27,937,217
-------------------------------------------------------------------------------

RHODE ISLAND - 0.13%

Rhode Island and Providence Plantations;
 Lease Participation Certificates
 Correctional Facilities Refunding
 Series 1997 RB
  4.75% 10/01/97(d)                        AAA    Aaa      1,290      1,296,734
-------------------------------------------------------------------------------

SOUTH CAROLINA - 0.89%

Horry (County of) (Carolina Treatment
 Center); Variable Rate Demand Series
 1984 RB
  3.45% 12/01/14(b)(c)                     --     Aa2      2,300      2,300,000
-------------------------------------------------------------------------------
Rock Hill (City of); Utilities System RB
  3.45% 01/01/22(b)(d)                    A-1+  VMIG-1     6,675      6,675,000
-------------------------------------------------------------------------------
                                                                      8,975,000
-------------------------------------------------------------------------------

TENNESSEE - 3.39%

Health, Educational and Housing Facility
 Board of Shelby County (Rhodes
 College); Variable Rate Demand
 Educational Facilities Series 1985 RB
  3.45% 08/01/10(b)(c)                     A-1+   --       2,075      2,075,000
-------------------------------------------------------------------------------

                                           RATING(a)     PAR
                                          S&P  MOODY'S  (000)       VALUE
Tennessee - (continued)

Industrial Development Board of the City
 of Knoxville (Toys "R" Us Inc.,
 Project); Series 1984 IDR
  3.65% 05/01/14(b)(c)                     --    A1    $  1,150 $    1,150,000
------------------------------------------------------------------------------
Knox (County of) Industrial Development
 Authority (Centre Square II, Ltd.
 Project); Floating Rate Monthly Demand
 Series 1984 IDR
  3.35% 12/01/14(b)(c)                    A-1+   --       5,400      5,400,000
------------------------------------------------------------------------------
Knox (County of) Industrial Development
 Authority (Old Kingston Properties);
 Floating Rate Industrial Series 1984
 IDR
  3.35% 12/01/14(b)(c)                    A-1+   --       3,500      3,500,000
------------------------------------------------------------------------------
Knox (County of) Industrial Development
 Authority (Professional Plaza, Ltd.
 Project); Floating Rate Monthly Demand
 Series 1984 IDR
  3.35% 12/01/14(b)(c)                    A-1+   --       2,900      2,900,000
------------------------------------------------------------------------------
Knox County Industrial Development Board
 (Weisgarber Partners Ltd Project);
 Floating Rate Series 1984 IDR
  3.35% 12/01/14(b)(c)                    A-1+   --         700        700,000
------------------------------------------------------------------------------
Nashville and Davidson (County of)
 Industrial Development Board of Metro
 Government (Amberwood Ltd Project);
 Multifamily Housing RB
  3.76% Series 1993 A 07/01/13(b)(c)       --  VMIG-1     2,345      2,345,000
------------------------------------------------------------------------------
  3.76% Series 1993 B 07/01/13(b)(c)      A-1  VMIG-1     1,990      1,990,000
------------------------------------------------------------------------------
Tennessee State School Bond Authority;
 Higher Educational Facilities BAN
  3.45% Series 1997 A 03/01/98(b)(d)      A-1+ VMIG-1     7,000      7,000,000
------------------------------------------------------------------------------
  3.45% Series A 07/02/01(b)              A-1+ VMIG-1     2,000      2,000,000
------------------------------------------------------------------------------
  3.45% Series C 07/02/01(b)              A-1+ VMIG-1     5,000      5,000,000
------------------------------------------------------------------------------
                                                                    34,060,000
------------------------------------------------------------------------------

TEXAS - 10.44%

Angelina & Neches River Authority
 Industrial Development Corp.; Solid
 Waste Disposal Series 1984 C RB
  4.00% 05/01/14(b)(c)                     --    P-1      2,700      2,700,000
------------------------------------------------------------------------------
Angelina & Neches River Authority
 Industrial Development Corp. (Temple
 Inland Marine); Series 1984 D RB
  4.00% 05/01/14(b)(c)                     --    P-1      3,300      3,300,000
------------------------------------------------------------------------------
Bexar (County of) Texas Housing Finance
 Authority (Fountainhead Apartments);
 Multifamily RB
  3.45% 09/15/26(b)(c)                    A-1+   --       5,000      5,000,000
------------------------------------------------------------------------------
Brazos River Harbor Navigation District
 of Brazoria County (Hoffman-La Roche
 Inc. Project); Series 1985 RB
  3.425% 04/01/02(b)(c)                    --    A1       2,750      2,750,000
------------------------------------------------------------------------------
Dallas Area Rapid Transit; Sales Tax
 Revenue Series B Commercial Paper Notes
  3.55% 05/28/97(c)                       A-1+   P-1      5,000      5,000,000
------------------------------------------------------------------------------
Harris (County of); Sub Lein Toll Road
 Series D RB
  3.30% 08/01/15(b)(c)                    A-1+ VMIG-1     8,400      8,400,000
------------------------------------------------------------------------------

                                           RATING(a)     PAR
                                          S&P  MOODY'S  (000)       VALUE
Texas - (continued)

Harris County Health Facilities
 Development Corp. (Buckner Retirement
 Services, Inc. Project); Series 1996
 RB
  3.50% 08/15/26(b)(c)                    --   VMIG-1  $ 17,800 $   17,800,000
------------------------------------------------------------------------------
Harris County Health Facilities
 Development Corp. (Greater Houston
 Pooled Health); Series 1985 A RB
  3.55% 11/01/25(b)(c)                    A-1    --       2,900      2,900,000
------------------------------------------------------------------------------
Harris County Health Facilities
 Development Corp. (Gulf Coast Regional
 Blood Center Project); Series 1992 RB
  3.45% 04/01/17(b)(c)                    A-1    --       3,450      3,450,000
------------------------------------------------------------------------------
Harris County Health Facilities
 Development Corp. (Memorial Hospital
 System Project); Series 1997 B RB
  3.35% 06/01/24(b)(d)                    --   VMIG-1     5,000      5,000,000
------------------------------------------------------------------------------
North Central Texas Health Facilities
 Development Authority (Presbyterian
 Medical Center); Series 1985 C RB
  3.80% 12/01/15(b)(d)                    A-1  VMIG-1     2,300      2,300,000
------------------------------------------------------------------------------
Nueces County Health Facilities
 Development Corp. (Driscoll Childrens
 Hospital); Floating Rate Demand
 Hospital Series 1985 RB
  3.45% 07/01/15(b)(c)                    --   VMIG-1     2,570      2,570,000
------------------------------------------------------------------------------
Tarrant (County of) Texas Housing
 Finance Corp. (Windcastle Project);
 Multifamily Housing RB
  3.55% 08/01/26(b)(c)                   A-1+    --       2,100      2,100,000
------------------------------------------------------------------------------
Texas (State of); Series 1996 TRAN
  4.75% 08/29/97                         SP-1+  MIG-1    21,000     21,074,669
------------------------------------------------------------------------------
Texas Department of Housing and
 Community Affairs; SFM Tax Exempt
 Refunding Series B Commercial Paper
 Notes
  3.60% 06/26/97(d)                      A-1+    --       2,655      2,655,000
------------------------------------------------------------------------------
Texas Department of Housing and Urban
 Affairs (Remington Hill Department);
 Multifamily Housing Refunding Series
 1993 B RB
  3.50% 02/01/23(b)(c)                   A-1+    --      13,880     13,880,000
------------------------------------------------------------------------------
Texas State Public Finance Authority;
 Building RB
  6.40% 02/01/98(d)                       AAA    Aaa      1,850      1,891,505
------------------------------------------------------------------------------
Trinity River Industrial Development
 Authority (Radiation Sterilizers, Inc.
 Project); Variable Rate Demand IDR
  3.60% Series 1985 A 11/01/05(b)(c)      A-1    --         500        500,000
------------------------------------------------------------------------------
  3.60% Series 1985 B 11/01/05(b)(c)      A-1    --       1,650      1,650,000
------------------------------------------------------------------------------
                                                                   104,921,174
------------------------------------------------------------------------------

UTAH - 2.06%

Bountiful (City of) (Bountiful Gateway
 Park Project); Adjustable Rate
 Refunding Series 1987 IDR
  3.75% 12/01/97(b)(c)                   A-1+    --       3,785      3,785,000
------------------------------------------------------------------------------

                                            RATING(a)     PAR
                                           S&P  MOODY'S  (000)       VALUE
Utah - (continued)

Intermountain Power Agency; Variable Rate
 Power Supply Refunding Series 1985 E
 Commercial Notes
  3.50% 08/22/97(c)                        A-1+ VMIG-1  $  8,200 $    8,200,000
-------------------------------------------------------------------------------
State Board of Regents of the State of
 Utah (University Inn Project); Variable
 Rate Demand Series 1985 IDR
  4.00% 12/01/15(b)(c)                      --    P-1      8,655      8,655,000
-------------------------------------------------------------------------------
                                                                     20,640,000
-------------------------------------------------------------------------------

VERMONT - 0.71%

Vermont Educational and Health Buildings
 (VHA New England); Financing Agency RB
  3.45% Series E 12/01/25(b)(d)            A-1    Aaa      2,500      2,500,000
-------------------------------------------------------------------------------
  3.45% Series F 12/01/25(b)(d)            A-1+   Aaa      2,100      2,100,000
-------------------------------------------------------------------------------
Vermont (State of) Health and Education
 Building Finance Agency (VHA of New
 England Capital Asset Finance Program);
 Variable Rate Hospital Series 1985 G RB
  3.45% 12/01/25(b)(d)                     A-1+   Aaa      2,560      2,560,000
-------------------------------------------------------------------------------
                                                                      7,160,000
-------------------------------------------------------------------------------

VIRGINIA - 2.30%

Henrico (County of) Virginia Industrial
 Development Authority (Hermitage
 Project); Variable Rate Health
 Facilities Bonds Series 1994 RB
  3.90% 05/01/24(b)(c)                      --  VMIG-1     6,071      6,070,500
-------------------------------------------------------------------------------
Industrial Development Authority of the
 City of Lynchburg (VHA Mid-Atlantic
 States, Inc.); Capital Asset Financing
 Program Variable Rate Hospital Series
 1985 F RB
  3.50% 12/01/25(b)(d)                     A-1    Aaa      1,000      1,000,000
-------------------------------------------------------------------------------
Industrial Development Authority of the
 City of Norfolk (Sentara Hospitals-
 Norfolk Project); Series 1990 A
 Commercial Paper Notes
  3.50% 05/22/97(e)                        A-1+ VMIG-1    14,985     14,985,000
-------------------------------------------------------------------------------
Peninsula Ports Authority of Virginia
 (Dominion Terminal Associates Project);
 Coal Terminal Refunding Series 1987 D RB
  3.70% 07/01/16(b)(c)                      --    P-1      1,000      1,000,000
-------------------------------------------------------------------------------
                                                                     23,055,500
-------------------------------------------------------------------------------

WASHINGTON - 0.14%

Clark (County of) (Evergreen School
 District No. 114); Unlimited Tax Series
 1996 GO
  6.00% 06/01/97(c)                        AAA    Aaa      1,440      1,445,183
-------------------------------------------------------------------------------

                                        RATING(a)     PAR
                                       S&P  MOODY'S  (000)       VALUE

WEST VIRGINIA - 2.35%

West Virginia Hospital Finance
 Authority (VHA Mid-Atlantic States,
 Inc. Capital Asset Financing
 Program); RB
  3.50% Series 1985 B 12/01/25(b)(d)  A-1+    Aaa   $  3,000 $    3,000,000
------------------------------------------------------------------------------
  3.50% Series 1985 C 12/01/25(b)(d)   A-1    Aaa      3,500      3,500,000
------------------------------------------------------------------------------
  3.50% Series 1985 D 12/01/25(b)(d)   A-1    --       1,400      1,400,000
------------------------------------------------------------------------------
  3.50% Series 1985 E 12/01/25(b)(d)   A-1    Aaa      1,400      1,400,000
------------------------------------------------------------------------------
  3.50% Series 1985 F 12/01/25(b)(d)   A-1    Aaa      5,700      5,700,000
------------------------------------------------------------------------------
  3.50% Series 1985 H 12/01/25(b)(d)   A-1    Aaa      8,600      8,600,000
------------------------------------------------------------------------------
                                                                 23,600,000
------------------------------------------------------------------------------

WISCONSIN - 1.10%

Wisconsin (State of); GO
  4.50% 06/16/97                      SP-1+  MIG-1     6,000      6,007,766
------------------------------------------------------------------------------
Wisconsin (State of); Series C GO
  7.00% 05/01/97(e)(f)                 AAA    AAA      1,000      1,012,524
------------------------------------------------------------------------------
Wisconsin Health and Education
 Facilities Authority (Wheaton
 Franciscan Services, Inc. System);
 Variable Rate Demand Series 1997 RB
  3.35% 08/15/16(b)(c)                A-1+  VMIG-1     4,000      4,000,000
------------------------------------------------------------------------------
                                                                 11,020,290
------------------------------------------------------------------------------

WYOMING - 0.25%

Uinta (County of) (Chevron USA
 Project); Series 1993 PCR
  3.80% 08/15/20(e)                    --     P-1      2,500      2,500,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS - 103.27%                                   1,036,936,187(h)
------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -
  (3.27%)                                                       (32,825,030)
------------------------------------------------------------------------------
NET ASSETS - 100.00%                                         $1,004,111,157
==============================================================================

INVESTMENT ABBREVIATIONS:

 BAN Bond Anticipation Notes
 COP Certificates of Participation
 GO  General Obligation Bonds
 IDR Industrial Development Revenue Bonds
 PCR Pollution Control Revenue Bonds

RAN   Revenue Anticipation Notes
RB    Revenue Bonds
TAN   Tax Anticipation Notes
TRAN  Tax and Revenue Anticipation Notes

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Ratings assigned by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's Corporation ("S&P"). Ratings are not covered by Independent Auditor's Report.
(b) Demand security: payable upon demand by the Fund at specified intervals no greater than thirteen months. Interest rates are redetermined periodically. Rate shown is the rate in effect on March 31, 1997.
(c) Security is secured by a letter of credit.
(d) Security is secured by bond insurance.
(e) Security has an outstanding call or mandatory put by the issuer. Par value and maturity date reflect such call or put.
(f) Security is secured by an escrow fund.
(g) The Fund may invest in synthetic municipal instruments of which the value and return are derived from underlying securities. The types of synthetic municipal instruments in which the Fund may invest include variable rate instruments. These instruments involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sales of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional right to put its certificate at par value plus accrued interest. Because synthetic municipal instruments involve a trust and a third party conditional put feature, they involve complexitites and potential risks that may not be present where a municipal security is owned directly.
(h) Also represents cost for federal income tax purposes.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

ASSETS:
Investments, at value (amortized cost)                    $1,036,936,187
------------------------------------------------------------------------
Cash                                                              71,176
------------------------------------------------------------------------
Receivables for:
 Investments sold                                                245,000
------------------------------------------------------------------------
 Interest                                                      6,171,284
------------------------------------------------------------------------
 Reimbursement from advisor                                       13,000
------------------------------------------------------------------------
Investment for deferred compensation plan                         24,694
------------------------------------------------------------------------
Other assets                                                      70,953
------------------------------------------------------------------------
    Total assets                                           1,043,532,294
------------------------------------------------------------------------
LIABILITIES:
Payables for:
 Investments purchased                                        36,361,701
------------------------------------------------------------------------
 Dividends                                                     2,820,829
------------------------------------------------------------------------
 Deferred compensation                                            24,694
------------------------------------------------------------------------
Accrued advisory fees                                            135,309
------------------------------------------------------------------------
Accrued directors' fees                                            5,570
------------------------------------------------------------------------
Accrued administrative service fees                               11,662
------------------------------------------------------------------------
Accrued transfer agent fees                                        8,000
------------------------------------------------------------------------
Accrued distribution fees                                          7,733
------------------------------------------------------------------------
Accrued operating expenses                                        45,639
------------------------------------------------------------------------
    Total liabilities                                         39,421,137
------------------------------------------------------------------------
NET ASSETS                                                $1,004,111,157
========================================================================
NET ASSETS:
 Institutional Shares                                     $  966,567,457
------------------------------------------------------------------------
 Private Investment Class                                 $   37,543,700
========================================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Institutional Shares:
 Authorized                                                3,000,000,000
------------------------------------------------------------------------
 Outstanding                                                 966,579,148
========================================================================
Private Investment Class:
 Authorized                                                1,000,000,000
------------------------------------------------------------------------
 Outstanding                                                  37,544,154
========================================================================
NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share           $1.00
========================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended March 31, 1997

INVESTMENT INCOME:
Interest income                                            $36,350,163
-----------------------------------------------------------------------

EXPENSES:

Advisory fees                                                2,346,148
-----------------------------------------------------------------------
Transfer agent fees                                             85,916
-----------------------------------------------------------------------
Administrative service fees                                     70,077
-----------------------------------------------------------------------
Directors' fees                                                 15,006
-----------------------------------------------------------------------
Distribution fees (Note 2)                                     169,413
-----------------------------------------------------------------------
Other expenses                                                 232,418
-----------------------------------------------------------------------
  Total expenses                                             2,918,978
-----------------------------------------------------------------------
Less fees waived and expenses assumed by advisor              (733,219)
-----------------------------------------------------------------------
  Net expenses                                               2,185,759
-----------------------------------------------------------------------
Net investment income                                       34,164,404
-----------------------------------------------------------------------
Net realized gain on sales of investments                       79,682
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments       (5,777)
-----------------------------------------------------------------------
Net increase in net assets resulting from operations       $34,238,309
=======================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 1997 and 1996

                                                   1997            1996
                                              --------------  --------------
OPERATIONS:

 Net investment income                        $   34,164,404  $   40,503,678
-----------------------------------------------------------------------------
 Net realized gain on sales of investments            79,682         292,222
-----------------------------------------------------------------------------
 Net unrealized appreciation (depreciation)
  of investments                                      (5,777)        (30,577)
-----------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations                                   34,238,309      40,765,323
-----------------------------------------------------------------------------
Distributions to shareholders from net
 investment income:
 Institutional Shares                            (33,140,042)    (39,402,142)
-----------------------------------------------------------------------------
 Private Investment Class                         (1,024,362)     (1,101,536)
-----------------------------------------------------------------------------
Capital stock transactions - net:
 Institutional Shares                            (42,543,201)     (1,106,286)
-----------------------------------------------------------------------------
 Private Investment Class                          2,402,025       5,845,831
-----------------------------------------------------------------------------
    Net increase (decrease) in net assets        (40,067,271)      5,001,190
-----------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                           1,044,178,428   1,039,177,238
-----------------------------------------------------------------------------
 End of period                                $1,004,111,157  $1,044,178,428
=============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in):
  Institutional Shares                        $  966,579,148  $1,009,122,349
-----------------------------------------------------------------------------
  Private Investment Class                        37,544,154      35,142,129
-----------------------------------------------------------------------------
 Undistributed net realized gain (loss) on
  sales of investments                               (12,145)        (91,827)
-----------------------------------------------------------------------------
 Unrealized appreciation of investments                   --           5,777
-----------------------------------------------------------------------------
                                              $1,004,111,157  $1,044,178,428
=============================================================================


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Tax-Free Investments Co. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Company is organized as a Maryland corporation consisting of one portfolio, the Cash Reserve Portfolio (the "Fund"). The Fund consists of two different classes of shares, the Institutional Cash Reserve Shares ("Institutional Shares") and the Private Investment Class. Matters affecting each class are voted on exclusively by the shareholders of each class. The investment objective of the Fund is to generate as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity.
 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Securities Valuations - The Fund uses the amortized cost method of valuing investment portfolio securities which has been determined by the Board of Directors of the Company to represent the fair value of the Fund's investments.
B. Securities Transactions and Investment Income - Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Interest income is allocated to each class daily, based upon each class' pro rata share of the total shares of the Fund outstanding. Discounts, other than original issue, on short-term obligations are amortized to unrealized appreciation for financial reporting purposes.
C. Dividends and Distributions to Shareholders - It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually. Net capital gains cannot be distributed to the extent they can be offset by any capital loss carryovers of the Fund.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $175,320 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in sufficient municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code, to shareholders.
E. Expenses - Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are applicable to more than one class are allocated between the classes.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets plus 0.20% of the Fund's average daily net assets in excess of $500 million.
 AIM has voluntarily agreed to reduce its fee from the Fund to the extent necessary so that the amount of ordinary expenses of the Institutional Shares (excluding interest, taxes, brokerage commissions, directors' fees, extraordinary expenses and federal registration fees) paid or incurred by the Institutional Shares does not exceed 0.20% of the Institutional Shares' average daily net assets. As a result, AIM's advisory fee on the Private Investment Class is reduced in the same proportion as the Institutional Shares. For the year ended March 31, 1997, AIM reduced its advisory fee from the Fund by $625,513 and assumed expenses of $23,000.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended March 31, 1997, the Fund reimbursed AIM $70,077 for such services.

 Under the terms of a master distribution agreement between Fund Management Company ("FMC") and the Company, FMC acts as the exclusive distributor of capital stock of the Institutional Shares and the Private Investment Class. The Company has adopted a master distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Private Investment Class. The Plan provides that the Private Investment Class may pay up to a 0.50% maximum annual rate of the Private Investment Class' average daily net assets. Of this amount, the Fund may pay an asset-based sales charge to FMC and the Fund may pay a service fee of 0.25% of the average daily net assets of the Private Investment Class to selected broker-dealers and other financial institutions who offer continuing personal shareholder services to their customers who purchase and own shares of the Private Investment Class. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund with respect to the Private Investment Class. During the year ended March 31, 1997, the Private Investment Class accrued $169,413 as compensation to FMC under the Plan. FMC waived fees of $84,706 duirng the same period.
 The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Institutional Fund Services, Inc. ("AIFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1997, the Fund paid AIFS $85,916 for such services. Certain officers and directors of the Company are directors or officers of AIM, AIFS and FMC.
 During the year ended March 31, 1997, the Fund paid legal fees of $7,203 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended March 31, 1997 and 1996 were as follows:

                                     1997                             1996
                        -------------------------------  -------------------------------
                            SHARES          AMOUNT           SHARES          AMOUNT
                        --------------  ---------------  --------------  ---------------
Sold:
  Institutional Shares   4,746,443,085  $ 4,746,443,085   5,051,588,995  $ 5,051,588,995
-----------------------------------------------------------------------------------------
  Private Investment
   Class                   204,111,511      204,111,511     218,503,050      218,503,050
-----------------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
  Institutional Shares         192,345          192,345          99,312           99,312
-----------------------------------------------------------------------------------------
  Private Investment
   Class                       860,021          860,021       1,064,127        1,064,127
-----------------------------------------------------------------------------------------
Redeemed:
  Institutional Shares  (4,789,178,631)  (4,789,178,631) (5,052,794,593)  (5,052,794,593)
-----------------------------------------------------------------------------------------
  Private Investment
   Class                  (202,569,507)    (202,569,507)   (213,721,346)    (213,721,346)
-----------------------------------------------------------------------------------------
Net increase
 (decrease)                (40,141,176) $   (40,141,176)      4,739,545  $     4,739,545
=========================================================================================

                                     FS-22

NOTE 5 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share of the Private Investment Class capital stock outstanding during each of the years in the five-year period ended March 31, 1997.

                                  1997        1996     1995     1994     1993
                                 -------     -------  -------  -------  ------
Net asset value, beginning of
 period                            $1.00       $1.00    $1.00    $1.00   $1.00
-------------------------------  -------     -------  -------  -------  ------
Income from investment
 operations:
 Net investment income              0.03        0.03     0.03     0.02    0.02
-------------------------------  -------     -------  -------  -------  ------
Less distributions:
 Dividends from net investment
 income                            (0.03)      (0.03)   (0.03)   (0.02)  (0.02)
-------------------------------  -------     -------  -------  -------  ------
Net asset value, end of period     $1.00       $1.00    $1.00    $1.00   $1.00
===============================  =======     =======  =======  =======  ======
Total return                        3.07%       3.41%    2.80%    2.07%   2.43%
===============================  =======     =======  =======  =======  ======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                        $37,544     $35,139  $29,286  $16,601  $9,593
===============================  =======     =======  =======  =======  ======
Ratio of expenses to average
 net assets(a)                      0.45%(b)    0.45%    0.45%    0.45%   0.45%
===============================  =======     =======  =======  =======  ======
Ratio of net investment income
 to average net assets(c)           3.02%(b)    3.35%    2.89%    2.05%   2.22%
===============================  =======     =======  =======  =======  ======

(a) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waivers and/or expense reimbursements were 0.83%, 0.76%, 1.17%, 1.15% and 1.40% (annualized), respectively, for the periods 1997-1993.
(b) Ratios are based on average net assets of $33,882,675.
(c) After waiver of fees and/or expense reimbursements. Ratios of net investment income to average net assets prior to waivers and/or expense reimbursements were 2.65%, 3.04%, 2.17%, 1.35% and 1.28% (annualized), respectively, for the periods 1997-1993.

                                     FS-23